                                                                     EXHIBIT 4.2


          GREEN TREE HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST 1999-B

                          SALE AND SERVICING AGREEMENT

                                     between

          GREEN TREE HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST 1999-B

                                       and

                        GREEN TREE FINANCIAL CORPORATION
                             as Seller and Servicer

                            Dated as of June 1, 1999
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                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I  DEFINITIONS..................................................... 1-1
    SECTION 1.01.   General................................................ 1-1
    SECTION 1.02.   Specific Terms......................................... 1-1

ARTICLE II  TRANSFER OF LOANS.............................................. 2-1
    SECTION 2.01.   Transfer of Loans...................................... 2-1
    SECTION 2.02.   Conditions to Acceptance by Owner Trustee.............. 2-1

ARTICLE III  REPRESENTATIONS AND WARRANTIES................................ 3-1
    SECTION 3.01.   Representations and Warranties Regarding the
                    Company and Covenants of the Company................... 3-1
    SECTION 3.02.   Representations and Warranties Regarding Each Loan..... 3-3
    SECTION 3.03.   Representations and Warranties Regarding the Loans
                    in the Aggregate....................................... 3-8
    SECTION 3.04.   Representations and Warranties Regarding the Loan
                    Files.................................................. 3-9
    SECTION 3.05.   Repurchase of Loans for Breach of Representations
                    and Warranties.........................................3-10

ARTICLE IV  PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS.... 4-1
    SECTION 4.01.   Custody of Loans....................................... 4-1
    SECTION 4.02.   Filings................................................ 4-1
    SECTION 4.03.   Name Change or Relocation.............................. 4-1
    SECTION 4.04.   Chief Executive Office................................. 4-2
    SECTION 4.05.   Costs and Expenses..................................... 4-2

ARTICLE V  SERVICING OF LOANS.............................................. 5-1
    SECTION 5.01.   Responsibility for Loan Administration................. 5-1
    SECTION 5.02.   Standard of Care....................................... 5-1
    SECTION 5.03.   Records................................................ 5-1
    SECTION 5.04.   Inspection; Computer Tape.............................. 5-1
    SECTION 5.05.   Collections............................................ 5-2
    SECTION 5.06.   Enforcement............................................ 5-3
    SECTION 5.07.   Satisfaction of Loans.................................. 5-4
    SECTION 5.08.   Costs and Expenses..................................... 5-4
    SECTION 5.09.   Maintenance of Insurance............................... 5-4
    SECTION 5.10.   [RESERVED]............................................. 5-5
    SECTION 5.11.   Deposit of Funds....................................... 5-5
    SECTION 5.12.   Retitling; Lien Holder................................. 5-5
    SECTION 5.13.   [RESERVED]............................................. 5-5
    SECTION 5.14.   Monthly Reports; Certificate of Servicing Officer...... 5-6
    SECTION 5.15.   Annual Report of Accountants........................... 5-6
    SECTION 5.16.   Certain Duties of the Servicer Under the Trust
                    Agreement.............................................. 5-6

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    SECTION 5.17.   [RESERVED]............................................. 5-6
    SECTION 5.18.   Annual Statement as to Compliance; Notice of
                    Servicer Termination Event............................. 5-7
    SECTION 5.19.   [RESERVED]............................................. 5-7
    SECTION 5.20.   Maintenance of Lien Interests in Real Property......... 5-7
    SECTION 5.21.   Covenants, Representations, and Warranties of
                    Servicer............................................... 5-8
    SECTION 5.22.   Purchase of Loans Upon Breach of Covenant.............. 5-8

ARTICLE VI  DISTRIBUTIONS; TRUST ACCOUNTS; LIMITED GUARANTY;
            STATEMENTS TO SECURITYHOLDERS.................................. 6-1
    SECTION 6.01.   Trust Accounts......................................... 6-1
    SECTION 6.02.   Collection Account Deposits............................ 6-2
    SECTION 6.03.   Permitted Withdrawals.................................. 6-2
    SECTION 6.04.   Advances .............................................. 6-3
    SECTION 6.05.   Limited Guarantee...................................... 6-3
    SECTION 6.06.   Distributions.......................................... 6-3
    SECTION 6.07.   Statements to Securityholders.......................... 6-5
    SECTION 6.08.   Claims Upon Policy..................................... 6-7
    SECTION 6.09.   Effect of Payments by the Note Insurer; Subrogation.... 6-8
    SECTION 6.10.   Notices to the Note Insurer............................ 6-9
    SECTION 6.11.   Rights of the Note Insurer To Exercise Rights of
                    Noteholders............................................ 6-9
    SECTION 6.12.   Withdrawals From Undelivered Loan Account.............. 6-9

ARTICLE VII  SERVICE TRANSFER.............................................. 7-1
    SECTION 7.01.   Servicer Termination Event............................. 7-1
    SECTION 7.02.   [RESERVED]............................................. 7-4
    SECTION 7.03.   [RESERVED]............................................. 7-4
    SECTION 7.04.   Notification to Securityholders........................ 7-4
    SECTION 7.05.   Effect of Transfer..................................... 7-5
    SECTION 7.06.   Transfer of Collection Account......................... 7-5
    SECTION 7.07.   Limits on Liability.................................... 7-6
    SECTION 7.08.   Waiver of Past Defaults................................ 7-6

ARTICLE VIII  TERMINATION.................................................. 8-1
    SECTION 8.01.   Company's or Servicer's Repurchase Option.............. 8-1
    SECTION 8.02.   Liquidation of Trust Estate............................ 8-2

ARTICLE IX  INDEMNITIES.................................................... 9-1
    SECTION 9.01.   Company's Indemnities.................................. 9-1
    SECTION 9.02.   Liabilities to Obligors................................ 9-1
    SECTION 9.03.   Servicer's Indemnities................................. 9-1
    SECTION 9.04.   Operation of Indemnities............................... 9-1

ARTICLE X  MISCELLANEOUS...................................................10-1
    SECTION 10.01.  Servicer Not to Assign Duties or Resign;
                    Delegation of Servicing Duties.........................10-1

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    SECTION 10.02.  Assignment or Delegation by Company....................10-1
    SECTION 10.03.  Amendment..............................................10-2
    SECTION 10.04.  Notices................................................10-3
    SECTION 10.05.  Merger and Integration.................................10-5
    SECTION 10.06.  Headings...............................................10-5
    SECTION 10.07.  Governing Law..........................................10-5
    SECTION 10.08.  Limitation of Liability................................10-5
    SECTION 10.09.  The Note Insurer.......................................10-6
    SECTION 10.10.  Third Party Rights.....................................10-6
    SECTION 10.11.  Limitation of Liability................................10-6

EXHIBIT A - FORM OF ASSIGNMENT..............................................A-1
EXHIBIT B - FORM OF CERTIFICATE REGARDING REPURCHASED LOANS.................B-1
EXHIBIT C - FORM OF MONTHLY REPORT..........................................C-1
EXHIBIT D - FORM OF CERTIFICATE OF SERVICING OFFICER........................D-1

     THIS SALE AND SERVICING AGREEMENT, dated as of June 1, 1999, between Green Tree Home Improvement and Home Equity Loan Trust 1999-B (the "Issuer" or the "Trust") and Green Tree Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, as Seller and Servicer (the "Company").

     WHEREAS, the Issuer wishes to purchase from the Company certain "Loans," as hereinafter defined; and

     WHEREAS, Financial Security Assurance Inc. (the "Note Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement; and

     WHEREAS, the Company and the Issuer wish to set forth the terms and conditions pursuant to which the Issuer will acquire the Loans and the Company will service the Loans;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Company and the Issuer agree as provided herein:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. General.

     For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of this Agreement.

     SECTION 1.02. Specific Terms.

     All terms defined in any Related Document and not otherwise defined in this Agreement shall have the meanings given them in such Related Document.

     "Advance Payment" means, with respect to any Due Period, any payment by an Obligor that was not due under the related Loan during or before such Due Period and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Aggregate Liquidation Loss Principal Amount" means, as of any Payment Date, the excess, if any, of (a) the Note Principal Balance as of the preceding Payment Date (after giving effect to distributions of principal thereon) over
(b) the Pool Scheduled Principal Balance.

     "Agreement" means this Sale and Servicing Agreement as the same may be amended or supplemented from time to time.

     "Amount Available" means, as to any Payment Date, an amount equal to the Collected Funds for that Payment Date, plus any amounts required to be deposited in the Collection Account for such Payment Date pursuant to Sections 6.05, 8.01 and 8.02, plus any Insured Payment deposited in the Note Distribution Account for such Payment Date.

     "Amount Held for Future Distribution" means, as to any Payment Date, the total of the amounts held in the Collection Account on the last day of the related Due Period on account of Advance Payments in respect of such Due Period.

     "Assignment" means the Assignment from the Company to the Trust in substantially the form of Exhibit A, whereby the Company assigns the Loans to the Trust.

                                       1-1
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     "Average Sixty-Day Delinquency Ratio" means the arithmetic average of the
Sixty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates.

     "Backup Servicer" means the Indenture Trustee, which shall initially serve as Backup Servicer hereunder in the event of the termination of the Servicer, subject to the right of the Indenture Trustee to assign such duties to another party pursuant to Section 7.01.

     "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions in Minneapolis, Minnesota, New York, New York, Wilmington, Delaware or any other location of any successor Servicer, successor Owner Trustee or successor Indenture Trustee are authorized or obligated by law, executive order or governmental decree to be closed.

     "Certificate" means the Certificate issued under the Trust Agreement.

     "Certificate Distribution Account" means the account established and maintained pursuant to Section 6.01(c).

     "Certificate Distribution Amount" means the amount specified in Section 6.06(a)(xvii).

     "Certificateholder" means the person in whose name a Certificate is registered on the Certificate Register.

     "Civil Relief Interest Shortfall" means, with respect to any Due Period, for any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the amount, if any, by which interest collectible on such Loan during the most recently ended Due Period is less than one month's interest on the outstanding principal balance of such Loan at a rate equal to the related Loan Interest Rate.

     "Class" means pertaining to each Class of Notes.

     "Class A Distribution Amount" means, as to any Payment Date, the sum of the amounts paid to Class A Noteholders on such Payment Date pursuant to Sections 8.02(c)(1) and (5) of the Indenture.

     "Class A Formula Distribution Amount" means, as to any Payment Date, the sum of (a) the Class A Formula Principal Distribution Amount, (b) the Class A Interest Amount, and (c) any Unpaid Class A Interest Shortfall.

     "Class A Formula Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Class A Percentage of the Formula Principal Distribution Amount and (b) the Class A Principal Balance.

                                       1-2
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     "Class A Interest Amount" means, as to any Payment Date, the sum of the
Class A-1 Interest Amount and the Class A-2 Interest Amount.

     "Class A Percentage" means, as to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance and the denominator of which is the sum of (a) the Class A Principal Balance, (b) if the Class M-1 Distribution Test is satisfied on such Payment Date, the Class M-1 Adjusted Principal Balance, otherwise zero, (c) if the Class M-2 Distribution Test is satisfied on such Payment Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (d) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero and
(e) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal Balance, otherwise zero.

     "Class A Principal Balance" means, as to any Payment Date, the sum of the Class A-1 Principal Balance and the Class A-2 Principal Balance.

     "Class A Principal Deficiency Amount" means, as to any Payment Date, the amount, if any, by which the Pool Scheduled Principal Balance on such Payment Date is less than the Class A Principal Balance.

     "Class A Principal Distribution Amount" means (1) as to any Payment Date on which there is no Class A Principal Deficiency Amount, the lesser of (a) the Amount Available remaining after distribution of amounts described in Sections 6.06(a)(i) through (iv) and (b) the Class A Formula Principal Distribution Amount, and (2) as to any Payment Date on which there is a Class A Principal Deficiency Amount on such Payment Date, the lesser of (x) the Amount Available remaining after distribution of amounts described in Section 6.06(a)(i) through
(iv) and (y) the Class A Principal Balance on such Payment Date.

     "Class A-1 Interest Amount" means, with respect to any Payment Date, an amount equal to one month's interest (or, with respect to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment Date) at the Class A-1 Interest Rate on the Class A-1 Principal Balance for such Payment Date.

     "Class A-1 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the amount distributed to Holders of the Class A-1 Notes on such Payment Date pursuant to Section 8.02(c)(1) of the Indenture is less than the sum of the Class A-1 Interest Amount and the Unpaid Class A-1 Interest Shortfall for such Payment Date.

     "Class A-1 Interest Rate" means a per annum rate of interest equal to 7.11%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-1 Notes" means the Class A-1 Notes issued by the Trust pursuant to the Indenture.

                                       1-3

     "Class A-1 Principal Balance" means, as to any Payment Date, the Original Class A-1 Principal Balance less all amounts distributed to Holders of Class A-1 Notes on any prior Payment Date on account of principal pursuant to Section 8.02(c) of the Indenture.

     "Class A-2 Interest Amount" means, with respect to any Payment Date, one month's interest (or, with respect to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment Date) at the Class A-2 Interest Rate on the Class A-2 Principal Balance for such Payment Date.

     "Class A-2 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the amount distributed to Holders of the Class A-2 Notes on such Payment Date pursuant to Section 8.02(c)(1) of the Indenture is less than the sum of the Class A-2 Interest Amount for such Payment Date and the Unpaid Class A-2 Interest Shortfall.

     "Class A-2 Interest Rate" means a per annum rate of interest equal to 7.11%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-2 Notes" means the Class A-2 Notes issued by the Trust pursuant to the Indenture.

     "Class A-2 Principal Balance" means, as to any Payment Date the Original Class A-2 Principal Balance less all amounts distributed to Holders of Class A-2 Notes on prior Payment Dates on account of principal pursuant to Section 8.02(c) of the Indenture.

     "Class B Principal Balance" means, as to any Payment Date, the sum of the Class B-1 Principal Balance and the Class B-2 Principal Balance.

     "Class B-1 Adjusted Principal Balance" means, as of any Payment Date, the Class B-1 Principal Balance as of that Payment Date minus the Class B-1 Liquidation Loss Principal Amount (if any) as of the prior Payment Date.

     "Class B-1 Distribution Amount" means, as to any Payment Date, the sum of the amounts paid to Class B-1 Noteholders on such Payment Date pursuant to Sections 8.02(c)(4), (8) and (9) of the Indenture.

     "Class B-1 Distribution Test" means, to be considered "satisfied" for any Payment Date, that (i) such Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency Ratio for such Payment Date is less than or equal to 10% of the Senior Subordination Percentage; (iii) the Cumulative Realized Losses Test for such Payment Date is satisfied; (iv) the fraction, expressed as a percentage, the numerator of which is the sum of the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date, is equal to or greater than 24.20%; and (v) the Supplementary Principal Distribution Test is satisfied.

                                       1-4

     "Class B-1 Formula Distribution Amount" means, as to any Payment Date, the sum of (a) the Class B-1 Interest Amount, (b) any Unpaid Class B-1 Interest Shortfall, (c) any Class B-1 Formula Liquidation Loss Interest Distribution Amount, and (d) the Class B-1 Formula Principal Distribution Amount.

     "Class B-1 Formula Liquidation Loss Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class B-1 Liquidation Loss Interest Amount, if any, and (b) the Unpaid Class B-1 Liquidation Loss Interest Shortfall, if any.

     "Class B-1 Formula Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Class B-1 Percentage of the Formula Principal Distribution Amount or (b) the Class B-1 Principal Balance.

     "Class B-1 Interest Amount" means, with respect to any Payment Date, an amount equal to one month's interest (or, with respect to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment Date) at the Class B-1 Interest Rate on the Class B-1 Adjusted Principal Balance for such Payment Date.

     "Class B-1 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the amount distributed to Holders of the Class B-1 Notes on such Payment Date pursuant to Section 8.02(c)(4) of the Indenture is less than the sum of the Class B-1 Interest Amount plus the Unpaid Class B-1 Interest Shortfall for such Payment Date.

     "Class B-1 Interest Rate" means 13.55% per annum, computed on the basis of a year of 360 days consisting of twelve 30-day months.

     "Class B-1 Liquidation Loss Interest Amount" means, as to any Payment Date, an amount equal to one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment
Date) at the Class B-1 Interest Rate on the Class B-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class B-1 Liquidation Loss Interest Shortfall" means, as to any Payment Date, the amount, if any, by which the Class B-1 Formula Liquidation Loss Interest Distribution Amount exceeds any amount distributed to Class B-1 Note on such Payment Date pursuant to Section 8.02(c)(9) of the Indenture.

     "Class B-1 Liquidation Loss Principal Amount" means, as to any Payment Date, the lesser of (a) the Class B-1 Principal Balance (after giving effect to all distributions of principal on the Class B-1 Notes on such Payment Date) and
(b) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the Class B-2 Principal Balance (after giving effect to all distributions of principal on the Class B-2 Notes on such Payment Date).

     "Class B-1 Notes" means the Class B-1 Notes issued by the Trust pursuant to the Indenture.

                                       1-5

     "Class B-1 Percentage" means:

          (i) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B-1 Distribution Test is not satisfied or

          (ii) a fraction, expressed as a percentage, the numerator of which is the Class B-1 Adjusted Principal Balance and the denominator of which is the sum of (a) the Class A Principal Balance, (b) the Class M-1 Adjusted Principal Balance, (c) the Class M-2 Adjusted Principal Balance, (d) the Class B-1 Adjusted Principal Balance and (e) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Adjusted Principal Balance, otherwise zero.

     "Class B-1 Principal Balance" means, as to any Payment Date, the Original Class B-1 Principal Balance less all amounts distributed to Holders of Class B-1 Notes on prior Payment Dates on account of principal pursuant to Section 8.02(c)(8) of the Indenture.

     "Class B-1 Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Amount Available remaining after distribution of amounts described in Sections 6.06(a)(i) through (viii), and (b) the Class B-1 Formula Principal Distribution Amount.

     "Class B-2 Adjusted Principal Balance" means, as of any Payment Date, the Class B-2 Principal Balance as of that Payment Date minus any Class B-2 Liquidation Loss Principal Amount as of the prior Payment Date that was not paid by Green Tree pursuant to the Limited Guaranty.

     "Class B-2 Distribution Amount" means, as to any Payment Date, the sum of the amounts paid to Class B-2 Noteholders on such Payment Date pursuant to
Section 8.02(c)(10) of the Indenture.

     "Class B-2 Distribution Test" means, to be considered "satisfied" for any Payment Date, that (i) such Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency Ratio for such Payment Date is less than or equal to 10% of the Senior Subordination Percentage; (iii) the Cumulative Realized Losses Test for such Payment Date is satisfied; (iv) the fraction, expressed as a percentage, the numerator of which is the Class B-2 Adjusted Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date, is equal to or greater than 13.10%; (v) the Class B-2 Adjusted Principal Balance must not be less than $2,000,000; and (vi) the Supplementary Principal Distribution Test is satisfied.

     "Class B-2 Formula Distribution Amount" means, as to any Payment Date, the sum of (a) the Class B-2 Interest Amount, (b) any Unpaid Class B-2 Interest Shortfall, (c) the Class B-2 Formula Principal Distribution Amount, and (d) the Class B-2 Liquidation Loss Principal Amount, if any (but in no event more than is necessary to reduce the Class B-2 Principal Balance to zero).

                                       1-6

     "Class B-2 Formula Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Class B-2 Percentage of the Formula Principal Distribution Amount, and (b) the Class B-2 Principal Balance.

     "Class B-2 Interest Amount" means, as to any Payment Date, an amount equal to one month's interest (or, with respect to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment Date) at the Class B-2 Interest Rate on the Class B-2 Principal Balance for such Payment Date.

     "Class B-2 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the amount distributed to Holders of the Class B-2 Certificates on such Payment Date pursuant to Section 8.02(c)(10) of the Indenture is less than the sum of the Class B-2 Interest Amount plus the Unpaid Class B-2 Interest Shortfall for such Payment Date.

     "Class B-2 Interest Rate" means 11.16% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class B-2 Liquidation Loss Principal Amount" means, as to any Payment Date, the lesser of (a) the Class B-2 Principal Balance (after giving effect to all distributions of principal on the Class B-2 Notes on such Payment Date) and
(b) the Aggregate Liquidation Loss Principal Amount.

     "Class B-2 Notes" means the Class B-2 Notes issued by the Trust pursuant to the Indenture.

     "Class B-2 Percentage" means:

          (i) zero, if the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 Principal Balance have not yet been reduced to zero and the Class B-2 Distribution Test is not satisfied or

          (ii) a fraction, expressed as a percentage, the numerator of which is the Class B-2 Principal Balance and the denominator of which is the sum of
     (a) the Class A Principal Balance, (b) the Class M-1 Adjusted Principal Balance, (c) the Class M-2 Adjusted Principal Balance, (d) the Class B-1 Adjusted Principal Balance and (e) the Class B-2 Adjusted Principal Balance.

     "Class B-2 Principal Balance" means, as to any Payment Date, the Original Class B-2 Principal Balance less all amounts distributed to Holders of Class B-2 Notes on prior Payment Dates on account of principal pursuant to Section 8.02(c)(10) of the Indenture.

     "Class M-1 Adjusted Principal Balance" means, as of any Payment Date, the Class M-1 Principal Balance as of that Payment Date minus the Class M-1 Liquidation Loss Principal Amount (if any) as of the prior Payment Date.

                                       1-7

     "Class M-1 Distribution Amount" means, as to any Payment Date, the sum of the amounts paid to Class M-1 Noteholders on such Payment Date pursuant to Sections 8.02(c)(2), (6) and (9) of the Indenture.

     "Class M-1 Distribution Test" means, to be considered "satisfied" for any Payment Date, that (i) such Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency Ratio for such Payment Date is less than or equal to 10% of the Senior Subordination Percentage; (iii) the Cumulative Realized Losses Test for such Payment Date is satisfied; (iv) the fraction, expressed as a percentage, the numerator of which is the sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date, is equal to or greater than 53.30%; and (v) the Supplementary Principal Distribution Test is satisfied.

     "Class M-1 Formula Distribution Amount" means, as to any Payment Date, the sum of (a) the Class M-1 Interest Amount, (b) any Unpaid Class M-1 Interest Shortfall, (c) any Class M-1 Formula Liquidation Loss Interest Amount, and (d) the Class M-1 Formula Principal Distribution Amount.

     "Class M-1 Formula Liquidation Loss Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class M-1 Liquidation Loss Interest Amount, if any, and (b) the Unpaid Class M-1 Liquidation Loss Interest Shortfall, if any.

     "Class M-1 Formula Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Class M-1 Percentage of the Formula Principal Distribution Amount, and (b) the Class M-1 Principal Balance.

     "Class M-1 Interest Amount" means, with respect to any Payment Date, an amount equal to one month's interest (or, with respect to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment Date) at the Class M-1 Interest Rate on the Class M-1 Adjusted Principal Balance for such Payment Date.

     "Class M-1 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the amount distributed to Holders of the Class M-1 Notes on such Payment Date pursuant to Section 8.02(c)(2) of the Indenture is less than the sum of the Class M-1 Interest Amount and the Unpaid Class M-1 Interest Shortfall for such Payment Date.

     "Class M-1 Interest Rate" means a per annum rate of interest equal to 8.38%, calculated on the basis of a year of 360 days consisting of twelve 30-day months.

     "Class M-1 Liquidation Loss Interest Amount" means, as to any Payment Date, an amount equal to one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment
Date) at the Class M-1 Interest Rate on the Class M-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

                                       1-8

     "Class M-1 Liquidation Loss Interest Shortfall" means, as to any Payment Date, the amount, if any, by which the Class M-1 Formula Liquidation Loss Interest Distribution Amount exceeds any amount distributed to Class M-1 Noteholders on such Payment Date pursuant to Section 8.02(c)(9) of the Indenture.

     "Class M-1 Liquidation Loss Principal Amount" means, as to any Payment Date, the lesser of (a) the Class M-1 Principal Balance (after giving effect to all distributions of principal on the Class M-1 Notes on such Payment Date) and
(b) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the aggregate of the Class M-2 Principal Balance and the Class B Principal Balance (after giving effect to all distributions of principal on the Class M-2 and Class B Notes on such Payment Date).

     "Class M-1 Notes" means the Class M-1 Notes issued by the Trust pursuant to the Indenture.

     "Class M-1 Percentage" means:

          (i) zero, as to any Payment Date on which the Class A Principal Balance has not yet been reduced to zero and on which the Class M-1 Distribution Test is not satisfied or

          (ii) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Adjusted Principal Balance and the denominator of which is the sum of (a) the Class A Principal Balance, (b) the Class M-1 Adjusted Principal Balance, (c) if the Class M-2 Distribution Test is satisfied on such Payment Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (d) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (e) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Adjusted Principal Balance, otherwise zero.

     "Class M-1 Principal Balance" means, as to any Payment Date, the Original Class M-1 Principal Balance less all amounts distributed to Holders of Class M-1 Notes on prior Payment Dates on account of principal pursuant to Section 8.02(c) of the Indenture.

     "Class M-1 Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Amount Available remaining after distribution of amounts described in Sections 6.06(a)(i) through (vi), and (b) the Class M-1 Formula Principal Distribution Amount.

     "Class M-2 Adjusted Principal Balance" means, as of any Payment Date, the Class M-2 Principal Balance as of that Payment Date minus the Class M-2 Liquidation Loss Principal Amount (if any) as of the prior Payment Date.

     "Class M-2 Distribution Amount" means, as to any Payment Date, the sum of the amounts paid to Class M-2 Noteholders on such Payment Date pursuant to Sections 8.02(c)(2), (7) and (9) of the Indenture.

                                       1-9

     "Class M-2 Distribution Test" means, to be considered "satisfied" for any Payment Date, that (i) such Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency Ratio for such Payment Date is less than or equal to 10% of the Senior Subordination Percentage; (iii) the Cumulative Realized Losses Test for such Payment Date is satisfied; (iv) the fraction, expressed as a percentage, the numerator of which is the sum of the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date, is equal to or greater than 36.00%; and (v) the Supplementary Principal Distribution Test is satisfied.

     "Class M-2 Formula Distribution Amount" means, as to any Payment Date, the sum of (a) the Class M-2 Interest Amount, (b) any Unpaid Class M-2 Interest Shortfall, (c) any Class M-2 Formula Liquidation Loss Interest Distribution Amount, and (d) the Class M-2 Formula Principal Distribution Amount.

     "Class M-2 Formula Liquidation Loss Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class M-2 Liquidation Loss Interest Amount, if any, and (b) the Unpaid Class M-2 Liquidation Loss Interest Shortfall, if any.

     "Class M-2 Formula Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Class M-2 Percentage of the Formula Principal Distribution Amount and (b) the Class M-2 Principal Balance.

     "Class M-2 Interest Amount" means, with respect to any Payment Date, an amount equal to one month's interest (or, with respect to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment Date) at the Class M-2 Interest Rate on the Class M-2 Adjusted Principal Balance.

     "Class M-2 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the amount distributed to Holders of the Class M-2 Notes on such Payment Date pursuant to Section 8.02(c)(2) of the Indenture is less than the sum of the Class M-2 Interest Amount and the Unpaid Class M-2 Interest Shortfall for such Payment Date.

     "Class M-2 Interest Rate" means a per annum rate of interest equal to 10.54%, calculated on the basis of a year of 360 days consisting of twelve 30-day months.

     "Class M-2 Liquidation Loss Interest Amount" means, as to any Payment Date, an amount equal to one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding the first Payment
Date) at the Class M-2 Interest Rate on the Class M-2 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class M-2 Liquidation Loss Interest Shortfall" means, as to any Payment Date, the amount, if any, by which the Class M-2 Formula Liquidation Loss Interest Distribution Amount exceeds any amount distributed to Class M-2 Noteholders on such Payment Date pursuant to Section 8.02(c)(9) of the Indenture.

                                       1-10

     "Class M-2 Liquidation Loss Principal Amount" means, as to any Payment Date, the lesser of (a) the Class M-2 Principal Balance (after giving effect to all distributions of principal on the Class M-2 Notes on such Payment Date) and
(b) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the Class B Principal Balance (after giving effect to all distributions of principal on the Class B Notes on such Payment Date).

     "Class M-2 Notes" means the Class M-2 Notes issued by the Trust pursuant to the Indenture.

     "Class M-2 Percentage" means:

          (i) zero, as to any Payment Date on which the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and on which the Class M-2 Distribution Test is not satisfied, or

          (ii) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Adjusted Principal Balance and the denominator of which is the sum of (a) the Class A Principal Balance, (b) the Class M-1 Adjusted Principal Balance, (c) the Class M-2 Adjusted Principal Balance, (d) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (e) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Adjusted Principal Balance, otherwise zero.

     "Class M-2 Principal Balance" means, as to any Payment Date, the Original Class M-2 Principal Balance less all amounts distributed to Holders of Class M-2 Notes on prior Payment Dates on account of principal pursuant to Section 8.02(c) of the Indenture.

     "Class M-2 Principal Distribution Amount" means, as to any Payment Date, the lesser of (a) the Amount Available remaining after distribution of amounts described in Sections 6.06(a)(i) through (vii), and (b) the Class M-2 Formula Principal Distribution Amount.

     "Class Percentage Interest" means, as to any Note or Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to the percentage (carried to eight places) obtained from dividing the denomination of such Note or Certificate by the aggregate denomination of all Notes or Certificates of the related Class (which equals the Original Class A-1 Principal Balance in the case of a Class A-1 Note, the Original Class A-2 Principal Balance in the case of a Class A-2 Note, the Original Class M-1 Principal Balance in the case of a Class M-1 Note, the Original Class M-2 Principal Balance in the case of a Class M-2 Note, the Original Class B-1 Principal Balance in the case of a Class B-1 Note or the Original Class B-2 Principal Balance in the case of a Class B-2 Note). The aggregate Class Percentage Interest for each Class of Notes or Certificates shall equal 100%.

     "Class Principal Balance" means, as to any date, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance or the Class B-2 Principal Balance, as appropriate.

                                       1-11

     "Closing Date" means June 30, 1999.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral Security" means, with respect to any Loan, (i) the mortgage, deed of trust or security deed granted by or on behalf of the related Obligor with respect thereto, including the lien on the related real property, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Loan, whether pursuant to the agreement giving rise to such Loan or otherwise, together with all financing statements signed by the Obligor describing any collateral securing such Loan, (iii) all rights the Company may have against the originator of the Loan if other than the Company, (iv) all rights under hazard insurance, if applicable, on the property described in the Loan, (v) all rights in any title insurance policy with respect to a Loan and (vi) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loan whether pursuant to the agreement giving rise to such Loan or otherwise, and (vii) all records in respect of such Loan.

     "Collected Funds" means, as to any Payment Date, an amount equal to (a) the sum of (i) the amount on deposit in the Collection Account as of the close of business on the last day of the related Due Period (exclusive of any amounts deposited therein pursuant to Sections 6.05, 8.01 or 8.02 of this Agreement), and (ii) any amounts required to be deposited in the Collection Account on or before the Business Day immediately preceding such Payment Date pursuant to
Section 5.09, reduced by (b) the sum as of the close of business on the last day of the immediately preceding Due Period of (i) the Amount Held for Future Distribution and (ii) amounts permitted to be withdrawn by the Trustee from the Collection Account pursuant to clauses (b) - (e), inclusive, of Section 6.03.

     "Collection Account" means the account established and maintained pursuant to Section 6.01.

     "Computer Tape" means the computer tape generated by the Company which provides information relating to the Loans and which was used by the Company in selecting the Loans, and includes the master file and the history file.

     "Corporate Trust Office" means with respect to the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; the telecopy number for the Corporate Trust Office of the Owner Trustee on the date of the execution of this Agreement is 302-651-8882; with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at U.S. Bank Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101 Attention: Corporate Trust Department; the telecopy number for the Corporate Trust Office of the Indenture Trustee on the date of execution of this Agreement is (651) 244-0089.

                                       1-12

     "Counsel for the Company" means Dorsey & Whitney LLP, or other legal counsel for the Company acceptable to the Note Insurer.

     "Cumulative Realized Loss Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Cumulative Realized Losses for that Payment Date, and the denominator of which is the Cut-off Date Pool Principal Balance.

     "Cumulative Realized Losses Test" means, to be considered "satisfied" for any Payment Date:

     (i) if such Payment Date occurs between July 15, 2003 and July 14, 2004, that the Cumulative Realized Losses as of such Payment Date are less than or equal to 10% of the Cut-off Date Pool Principal Balance;

     (ii) if such Payment Date occurs between July 15, 2004 and July 14, 2005, that the Cumulative Realized Losses as of such Payment Date are less than or equal to 12% of the Cut-off Date Pool Principal Balance;

    (iii) if such Payment Date occurs between July 15, 2005 and July 14, 2006, that the Cumulative Realized Losses as of such Payment Date are less than or equal to 14% of the Cut-off Date Pool Principal Balance; and

     (iv) if such Payment Date occurs on or after July 15, 2006, that the Cumulative Realized Losses as of such Payment Date are less than or equal to 15% of the Cut-off Date Pool Principal Balance.

     "Current Realized Loss Ratio" means, as to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses for such Payment Date and each of the eleven immediately preceding Payment Dates and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance of as of the twelfth preceding Payment Date and the Pool Scheduled Principal Balance of as of such Payment Date.

     "Cut-off Date" means May 1, 1999 (or the date of origination, if later).

     "Cut-off Date Pool Principal Balance" means the aggregate of the Cut-off Date Principal Balances of the Loans.

     "Cut-off Date Principal Balance" means, as to any Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due prior thereto.

     "Defaulted Loan" means a Loan with respect to which the Servicer commenced foreclosure proceedings, made a sale of such Loan to a third party for foreclosure or enforcement, or as to which there was a Delinquent Payment 180 or more days past due.

     "Delinquent Payment" means, as to any Loan, with respect to any Due Period, any payment or portion of a payment of principal or interest that was originally scheduled to be made

                                       1-13
during such Due Period under such Loan (after giving effect to any reduction in the principal amount deemed owed on such Loan by the Obligor) and was not received or applied during such Due Period, whether or not any payment extension permitted under Section 5.06(f) has been granted by the Servicer.

     "Determination Date" means the third Business Day prior to each Payment Date during the term of this Agreement.

     "Due Date" means, as to any Loan, the date of the month on which the scheduled monthly payment for such Loan is due.

     "Due Period" means a calendar month during the term of this Agreement.

     "Electronic Ledger" means the electronic master record of installment sale contracts, home equity loans and promissory notes of the Company.

     "Eligible Account" means, at any time, an account which is any of the following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to federal regulations with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee, which depository institution or trust company shall have capital and surplus (or, if such depository institution or trust company is a subsidiary of a bank holding company system, the capital and surplus of the bank holding company) of not less than $50,000,000 and the securities of such depository institution (or, if such depository institution is a subsidiary of a bank holding company system and such depository institution's securities are not rated, the securities of the bank holding company) shall have a credit rating from Standard & Poor's (if rated by Standard & Poor's) and Moody's (if rated by Moody's) in one of its generic credit rating categories which signifies investment grade; or (iv) an account that will not cause either of the Rating Agencies to downgrade or withdraw their then-current ratings assigned to the Notes (without regard to the Note Insurance Policy), as confirmed in writing by the Rating Agencies.

     "Eligible Institution" means any depository institution (which may be the Owner Trustee, the Indenture Trustee or an Affiliate of either) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund (currently administered by the Federal Deposit Insurance Corporation), which is subject to supervision and examination by federal or state authorities and whose short-term deposits have been rated A-1 by Standard & Poor's and P-1 by Moody's if the deposits are to be held in the account for less than 30 days, or whose unsecured long-term debt has been rated in one of the two highest rating categories by Standard & Poor's and Moody's if the deposits are to be held in the account for 30 days or more, or who shall otherwise be acceptable to the Rating Agencies.

                                       1-14

     "Eligible Investments" are any of the following:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association having the highest credit rating then available from Moody's and Standard & Poor's, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and which are noncallable;

          (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any Affiliate of the Indenture Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term deposits of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated at least A-1+ by Standard & Poor's and at least P-1 by Moody's;

          (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have the highest credit rating then available from Moody's and Standard & Poor's and whose only investments are in securities described in clauses (i) and (ii) above if the Indenture Trustee has taken possession of any certificate evidencing the shares or, if uncertificated, there is an appropriate book entry notation showing the Indenture Trustee as the owner of the shares;

          (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above if the Indenture Trustee has taken possession of any certificate evidencing the securities or, if uncertificated, there is an appropriate book entry notation showing the Indenture Trustee as the owner of the securities;

          (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least AAA by Standard & Poor's and at least Aaa from Moody's at the time of such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Collection Account;

                                       1-15

          (vi) commercial paper having a rating of at least A-1+ from Standard & Poor's and at least P-1 by Moody's at the time of such investment or pledge as a security; and

          (vii) any other investment approved by the Note Insurer in advance and in writing.

Notwithstanding the foregoing, securities that represent the right to receive payments only of interest due on underlying obligations shall not be included as Eligible Investments, whether or not such securities otherwise fall within (i) through (vi) above.

     Each of the Indenture Trustee and the Owner Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

     "Eligible Servicer" means the Company or a Person designated as an approved seller-servicer by Fannie Mae or Freddie Mac and otherwise qualified to act as servicer of the Loans under applicable Federal and State laws and regulations, and which services not less than an aggregate of $100,000,000 in outstanding principal amount of home improvement contracts and promissory notes, manufactured housing conditional sales contracts and installment loan agreements and home equity loans.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Errors and Omissions Protection Policy" means the employee errors and omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Loans comprising a portion of the corpus of the Trust.

     "Federal Bankruptcy Code" means 11 U.S.C. Section 101 et seq.

     "Fidelity Bond" means the fidelity bond maintained by the Servicer or any similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Loans comprising a portion of the corpus of the Trust.

     "Final Scheduled Payment Date" has the meaning given in the Indenture.

     "Formula Principal Distribution Amount" means, with respect to any Payment Date, the sum of the Group 1 Formula Principal Distribution Amount and the Group 2 Formula Principal Distribution Amount, provided that the Formula Principal Distribution Amount for the Distribution Date in August 2029 shall be the Note Principal Balance.

     "Group 1 Formula Principal Distribution Amount" means, as of any Payment Date, the sum of the following amounts with respect to the related Due Period, in each case computed in accordance with the method specified in the related Group 1 Loan:

          (i) all scheduled payments of principal due on each outstanding Group 1 Loan during the immediately preceding Due Period as specified in the amortization schedule at

                                       1-16
     the time applicable thereto (after adjustments for previous Partial Principal Prepayments and after any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (ii) the Scheduled Principal Balance of each Group 1 Loan which, during the immediately preceding Due Period, was purchased by the Company pursuant to this Agreement on account of a breach of a representation or warranty; plus

          (iii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received on Group 1 Loans during the immediately preceding Due Period; plus

          (iv) the aggregate Scheduled Principal Balance of all Group 1 Loans that became Liquidated Loans during the immediately preceding Due Period; plus the amount of any reduction in the outstanding principal balance of any Group 1 Loan during such Due Period ordered as a result of a bankruptcy or similar proceeding involving the related Obligor; plus

          (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the Collection Account if (1) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (2) such amount was not covered by a Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

     "Group 2 Formula Principal Distribution Amount" means, as of any Payment Date, the sum of the following amounts with respect to the related Due Period, in each case computed in accordance with the method specified in the related Group 2 Loan:

          (i) all scheduled payments of principal due on each outstanding Group 2 Loan during the immediately preceding Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments and after any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (ii) the Scheduled Principal Balance of each Group 2 Loan which, during the immediately preceding Due Period, was purchased by the Company pursuant to this Agreement on account of a breach of a representation or warranty; plus

          (iii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received on Group 2 Loans during the immediately preceding Due Period; plus

          (iv) the aggregate Scheduled Principal Balance of all Group 2 Loans that became Liquidated Loans during the immediately preceding Due Period; plus the amounts of any reduction in the outstanding principal balance of a Group 2 Loan during such Due Period ordered as a result of a bankruptcy or similar proceeding involving the related Obligor; plus

                                       1-17

          (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the Collection Account if (1) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (2) such amount was not covered by a Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

     "Group 1 Loan" means a Loan identified as such on the List of Loans.

     "Group 2 Loan" means a Loan identified as such on the List of Loans.

     "Guaranty Payment" means, as of any Payment Date, the amount, if any, by which (A) the Class B-2 Formula Distribution Amount on such Payment Date exceeds
(B) the remainder of (x) the sum of the Collected Funds as of that Payment Date plus any amounts on deposit in the Collection Account as of that Payment Date pursuant to Sections 8.01 or 8.02 of this Agreement, minus (y) the amounts to be distributed from the Collection Account on that Payment Date pursuant to clauses
(i) through (xi) of Section 6.06(a).

     "Holder" means the person in whose name a Note is registered on the Note Register.

     "Home Equity Loan" means each closed-end home equity loan described in the List of Loans and to be assigned and conveyed by the Company to the Trust, and includes, without limitation, any and all related mortgages, deeds of trust and security deeds and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date.

     "Home Improvement Loans" means each retail installment sale contract and promissory note described in the List of Loans and to be assigned and conveyed by the Company to the Trust, and includes, without limitation, any and all related mortgages, deeds of trust and security deeds and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date.

     "Indemnification Agreement" means the Indemnification Agreement dated as of June 18, 1999 among the Note Insurer, the Seller and the Underwriter.

     "Indenture" means the Indenture, dated as of June 1, 1999, between the Trust and U.S. Bank Trust National Association, as Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means the Person acting as Trustee under the Indenture, its successors in interest and any successor Trustee under the Indenture.

     "Independent" means, when used with respect to any specified Person, Dorsey & Whitney LLP, or any Person who (i) is in fact independent of the Company and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Servicer or in an Affiliate of either and (iii) is not connected with the Company or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing

                                       1-18
similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.

     "Insurance Agreement" means the Insurance and Indemnity Agreement dated as of June 1, 1999, among the Trust, the Seller and the Note Insurer, as such agreement may be amended from time to time.

     "Insured Payment" means as to any Payment Date, the lesser of (a) the Shortfall or (b) the amount deposited in the Policy Payments Account pursuant to
Section 6.08.

     "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by The Chase Manhattan Bank at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by The Chase Manhattan Bank) plus 3%, and (ii) the per annum rate equal to 7.11% and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     "Limited Guaranty" means the obligation of the Company to make Guaranty Payments pursuant to Section 6.05.

     "Liquidated Loan" means with respect to any Due Period, either

          (i) a Defaulted Loan as to which the Servicer has received from the Obligor, or a third party purchaser of the Loan, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Loan, or

          (ii) a Loan as to which there was a Delinquent Payment 180 or more days past due (without regard to any extension given by the Servicer under Section 5.06(f));

provided, however, that any Loan which the Company is obligated to repurchase pursuant to Section 3.05, and did so repurchase shall be deemed not to be a Liquidated Loan; and provided, further, that with respect to Due Periods beginning on or after August 2027, a Liquidated Loan also means any Loan as to which the Servicer has commenced foreclosure proceedings or made a sale of the Loan to a third party for foreclosure or enforcement.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any Defaulted Loan, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including insurance proceeds) received in connection with the liquidation of Defaulted Loans, whether through repossession, foreclosure sale or otherwise.

                                       1-19

     "List of Loans" means the list identifying each Loan constituting part of the corpus of the Trust, which list (a) identifies each Group 1 and Group 2 Loan, (b) sets forth as to each Loan (i) the Cut-off Date Principal Balance,
(ii) the amount of monthly payments due from the Obligor, (iii) the Loan Interest Rate and (iv) the maturity date, and (c) which is attached to the Assignment.

     "Loan File" means, as to each Loan, (a) the original copy of the Loan which is comprised of the related original contract and/or original promissory note, endorsed to the Indenture Trustee or in blank, (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available, (c) if such Loan was originated by a contractor or lender other than the Company, the original or a copy of an assignment of the mortgage, deed of trust or security deed by the contractor or lender to the Company, (d) an assignment of the mortgage, deed of trust or security deed to the Indenture Trustee or in blank, and (e) originals of any extension, modification or waiver agreement(s).

     "Loan Interest Rate" means, with respect to any Loan, the annual rate of interest specified in that Loan.

     "Loans" means, collectively, the Home Improvement Loans and the Home Equity Loans.

     "MN UCC" means the Uniform Commercial Code as in effect in the State of Minnesota.

     "Monthly Report" has the meaning assigned in Section 5.14.

     "Monthly Servicing Fee" means, as of any Payment Date (a) on which the Company is acting as Servicer, one-twelfth of the product of 0.75% and the Pool Scheduled Principal Balance and (b) on which the Company is not acting as Servicer, any amount agreed to by the Indenture Trustee, the Note Insurer and the successor Servicer; provided that only that portion of the Monthly Servicing Fee that does not exceed one-twelfth of the product of 0.75% and the Pool Scheduled Principal Balance for the immediately preceding Payment Date shall be paid pursuant to Section 6.06(a)(i) and any balance shall be paid pursuant to
Section 6.06(a)(xiv).

     "Moody's" means Moody's Investors Services, Inc., or any successor thereto; provided that, if Moody's no longer has a rating outstanding on any Class of Notes, then references herein to "Moody's" shall be deemed to refer to the NRSRO then rating any Class of the Notes (or, if more than one such NRSRO is then rating any Class of the Notes, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Moody's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Net Liquidation Loss" means, as to a Liquidated Loan, the difference between (a) the Repurchase Price of such Loan, and (b) the Net Liquidation Proceeds with respect to such Liquidated Loan, where such difference is a positive number.

                                       1-20

     "Net Liquidation Proceeds" means, as to a Liquidated Loan, the proceeds received, or, for Loans which become Liquidated Loans pursuant to the last proviso in the definition of "Liquidated Loan," the estimated proceeds to be received, as of the last day of the Due Period in which such Loan became a Liquidated Loan, from the Obligor, from a third party purchaser of the Loan, under insurance or otherwise, net of Liquidation Expenses.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 6.01(b).

     "Note Insurance Policy" means the financial guaranty insurance policy (number 50829-N) dated June 30, 1999 issued by the Note Insurer to the Indenture Trustee for the benefit of the Holders of the Class A-1 Notes and Class A-2 Notes pursuant to which the Note Insurer guarantees the Scheduled Payments.

     "Note Insurer" means Financial Security Assurance Inc., or any successor thereto, as issuer of the Note Insurance Policy.

     "Note Insurer Default" means the existence and continuance of any of the following:

          (i) the Note Insurer fails to make a payment required under the Note Insurance Policy in accordance with its terms; or

          (ii) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable.

     "Noteholder" means the Person in whose name a Note is registered on the Note Register.

     "Note Majority" means, as to each Class of Notes, Holders of Notes representing a majority of the Class Principal Balance of such Class, provided that with respect to the Class A Notes, Note Majority means the Note Insurer if there is at the time of determination no continuing Note Insurer Default.

     "Note Pool Factor" means, with respect to any Payment Date and each Class of Notes, an eight-digit decimal figure equal to the outstanding principal balance of such Class of Notes as of such Payment Date (after giving effect to all distributions on such date) divided by the Original Class Principal Balance of such Class of Notes.

     "Note Principal Balance" means, as of any Payment Date, the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance.

                                       1-21

     "Notes" means the Class A-1 Notes, Class A-2 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes or Class B-2 Notes.

     "NRSRO" means any nationally recognized statistical rating organization.

     "Obligor" means a Person who is indebted under a Loan.

     "Officer's Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President of the Company and delivered to the Owner Trustee and/or the Indenture Trustee as applicable.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as expressly provided herein, be salaried counsel for the Company, acceptable to the Indenture Trustee, the Owner Trustee, the Note Insurer and the Company.

     "Original Class A-1 Principal Balance" means $193,400,000.

     "Original Class A-2 Principal Balance" means $100,000,000.

     "Original Class B-1 Principal Balance" means $22,200,000.

     "Original Class B-2 Principal Balance" means $26,200,000.

     "Original Class M-1 Principal Balance" means $34,600,000.

     "Original Class M-2 Principal Balance" means $23,600,000.

     "Original Class Principal Balance" means, with respect to any Class, the Original Class A-1 Principal Balance, the Original Class A-2 Principal Balance, the Original Class M-1 Principal Balance, the Original Class M-2 Principal Balance, the Original Class B-1 Principal Balance or the Original Class B-2 Principal Balance, as appropriate.

     "Original Note Principal Balance" means the sum of the Original Class A-1 Principal Balance, Original Class A-2 Principal Balance, Original Class M-1 Principal Balance, Original Class M-2 Principal Balance, Original Class B-1 Principal Balance and Original B-2 Principal Balance.

     "Owner Trustee" means Wilmington Trust Company, acting not individually but solely as trustee, or its successor in interest, and any successor appointed as provided in the Trust Agreement.

     "Partial Principal Prepayment" means (a) any Principal Prepayment other than a Principal Prepayment in Full and (b) any cash amount deposited in the Collection Account pursuant to the proviso in Section 3.05(a).

                                       1-22

     "Payment Date" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing on July 15, 1999.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Policy Payments Account" means the policy payment account maintained by the Indenture Trustee pursuant to Section 6.08(b) hereof.

     "Pool Factor" means, as to any Payment Date, a percentage derived from a fraction, the numerator of which is the Note Principal Balance and the denominator of which is the Cut-off Date Pool Principal Balance for such Payment Date.

     "Pool Scheduled Principal Balance" means, as of any Payment Date, the aggregate Scheduled Principal Balance of all Loans that were outstanding as of the last day of the related Due Period and other than Liquidated or Repurchased Loans.

     "Premium Amount" means, as to any Payment Date, an amount equal to 0.22% per annum of the Class A Principal Balance.

     "Principal Prepayment" means a payment or other recovery of principal on a Loan (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a Partial Principal Prepayment, upon the next scheduled Payment Date on such Loan) to reduce the outstanding principal amount due on such Loan prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire principal balance of a Loan.

     "Rating Agencies" means Standard & Poor's and Moody's.

     "Realized Losses" means, as to any Payment Date, the aggregate Net Liquidation Losses for all Loans that became Liquidated Loans during the immediately preceding Due Period.

     "Record Date" means the Business Day immediately preceding the related Payment Date.

     "Reimbursement Amount" means, as of any Payment Date, the sum of (x)(i) all Insured Payments previously paid to the Indenture Trustee by the Note Insurer and not previously repaid to the Note Insurer pursuant to Section 6.06(a)(vi) plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate and (y)(i) any amounts then due and owing to the Note Insurer under the Insurance Agreement (including, without limitation, any unpaid Premium Amount relating to such Payment Date or an earlier Payment
Date) as certified in writing by the Note Insurer to the Servicer and the Indenture Trustee, plus (ii) interest on such amounts at the Late Payment Rate.

                                       1-23

     "Related Documents" means the Trust Agreement, the Indenture, the Administration Agreement, the Insurance Agreement, the Indemnification Agreement, the Note Insurance Policy, the Certificate, the Notes, the Custodial Agreement, and the Underwriting Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

     "Repurchase Price" means, with respect to a Loan to be repurchased pursuant to Section 3.05 or which becomes a Liquidated Loan, an amount equal to (a) the remaining principal amount outstanding on such Loan, plus (b) interest at the Loan Interest Rate on such Loan from the end of the Due Period with respect to which the Obligor last made a scheduled payment through the date of such repurchase or liquidation.

     "Responsible Officer" means, with respect to the Owner Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Owner Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "Scheduled Payments" means, as to any Payment Date, the sum of (a) the Class A Interest Amount less the Class A Percentage of any Civil Relief Interest Shortfall, (b) any Class A Principal Deficiency Amount and (c) without duplication, on the Final Scheduled Payment Date for the Class A-1 Notes or the Class A-2 Notes, the Class A-1 Principal Balance or Class A-2 Principal Balance, respectively.

     "Scheduled Principal Balance" means, with respect to any Loan and any Payment Date or the Cut-off Date, the principal balance of such Loan as of the Due Date in the Due Period immediately preceding such Payment Date or Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor. If for any Loan the Cut-off Date is the date of origination of the Loan, its Scheduled Principal Balance as of the Cut-off Date is the principal balance of the Loan on its date of origination.

     "Securities" means the Notes and the Certificate.

     "Securityholders" means the Noteholders and the Certificateholder.

     "Seller" means Green Tree Financial Corporation.

                                       1-24

     "Senior Subordination Percentage" means:

     (i) on any Payment Date on which the Class A Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, (x) the numerator of which is the sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance and (y) the denominator of which is the Pool Scheduled Principal Balance; or

     (ii) on any Payment Date on which the Class A Principal Balance has been reduced to zero and the Class M-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, (x) the numerator of which is the sum of the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance and (y) the denominator of which is the Pool Scheduled Principal Balance; or

     (iii) on any Payment Date on which the Class M-1 Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, (x) the numerator of which is the sum of the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance and (y) the denominator of which is the Pool Scheduled Principal Balance; or

     (iv) on any Payment Date on which the Class M-2 Principal Balance has been reduced to zero and the Class B-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, (x) the numerator of which is the Class B-2 Adjusted Principal Balance and (y) the denominator of which is the Pool Scheduled Principal Balance.

     "Service Transfer" has the meaning assigned in Section 7.01.

     "Servicer" means the Company until any Service Transfer hereunder and thereafter means the new servicer appointed pursuant to Article VII.

     "Servicer Termination Event" has the meaning assigned in Section 7.01.

     "Servicer Termination Test" means, to be considered "satisfied" on any Payment Date, that (a) the Average Sixty-Day Delinquency Ratio does not exceed 9.0%, (b) the sum of the Realized Losses for the preceding twelve Payment Dates does not exceed 7.5% of the Pool Scheduled Principal Balance as of the first Payment Date in such 12-month period, and (c) the Cumulative Realized Loss Ratio does not exceed the following ratio:

                    Payment Date                             Ratio
     -------------------------------------------            -------
     On or before June 2000                                   8.0%
     After June 2000 and on or before June 2001              12.0%
     After June 2001 and on or before June 2002              15.0%
     After June 2002 and on or before June 2003              18.0%
     After June 2003                                         21.0%

                                       1-25

     "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

     "Shortfall" means, as to any Payment Date, the amount, if any, by which the Scheduled Payments exceed that portion of the Collected Funds, plus any amounts deposited in the Collection Account pursuant to Sections 8.01 and 8.02, available for deposit in the Note Distribution Account in respect of the Class A Notes pursuant to Sections 6.06(iv) and (v).

     "Sixty-Day Delinquency Ratio" means, as to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Loans that were delinquent 60 days or more as of the end of the prior Due Period and all Loans in respect of which the related real estate has been foreclosed upon but is still in inventory, and the denominator of which is the Pool Scheduled Principal Balance as of such Payment Date.

     "Standard & Poor's" means Standard & Poor's Ratings Service, or any successor thereto; provided that if Standard & Poor's no longer has a rating outstanding on any Class of Notes, then references herein to "Standard & Poor's" shall be deemed to refer to the NRSRO then rating any Class of the Notes (or, if more than one such NRSRO is then rating any Class of the Notes, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Standard & Poor's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Supplementary Principal Distribution Amount" means, on any Payment Date on which the Supplementary Principal Distribution Test is not satisfied, unless waived in writing by the Note Insurer, an amount equal to the lesser of (a) the Class A Principal Balance or (b) the Amount Available (excluding any Guaranty Payment) remaining after distribution of amounts described in Sections 6.06(a)(i) through (xiv).

     "Supplementary Principal Distribution Test" means, to be considered "satisfied" for any Payment Date, that (a) the Cumulative Realized Loss Ratio does not exceed the following ratio:

                     Payment Date                           Ratio
     ------------------------------------------            -------
     On or before June 2001                                  8.0%
     After June 2001 and on or before June 2002             12.0%
     After June 2002                                        17.0%

and (b) the Current Realized Loss Ratio does not exceed 7.0%.

     "Term of Service" has the meaning assigned in Section 7.01(b).

     "Trust" means Green Tree Home Improvement and Home Equity Loan Trust
1999-B.

                                       1-26

     "Trust Accounts" means the Collection Account, the Note Distribution Account, the Undelivered Loan Account, the Certificate Distribution Account and the Policy Payments Account.

     "Trust Agreement" means the Trust Agreement dated as of June 1, 1999 between the Company and the Owner Trustee, as the same may be amended and supplemented from time to time.

     "Trust Fund" means the property conveyed to the Trust pursuant to Section 2.01(a).

     "Undelivered" means, with respect to a Loan and any date of determination, a Loan identified on the exception report attached to the Acknowledgment delivered by the Indenture Trustee under Section 6.01(k) of the Indenture on the Closing Date as a Loan as to which the Indenture Trustee (a) did not receive the related contract or promissory note as of the Closing Date and (b) has not received the related contract or promissory note and remitted payment for it to the Company pursuant to Section 6.12.

     "Undelivered Loan Account" means the account so designated, established and maintained pursuant to Section 6.01(d).

     "Underwriter" means Lehman Brothers Inc.

     "Underwriting Agreement" means the Underwriting Agreement dated as of June 18, 1999 between the Company and the Underwriter relating to the Class A and Class M Notes.

     "Unpaid Class A Interest Shortfall" means, as to any Payment Date, the sum of the Unpaid Class A-1 Interest Shortfall and the Unpaid Class A-2 Interest Shortfall.

     "Unpaid Class A-1 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the excess of (x) the Class A-1 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) accrued interest (to the extent payment thereof is legally permissible) at the Class A-1 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class A-2 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the excess of (x) the Class A-2 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) accrued interest (to the extent payment thereof is legally permissible) at the Class A-2 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class B-1 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the remainder of (x) the Class B-1 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) the Unpaid Class B-1 Interest Shortfall determined as of such immediately prior Payment Date, minus (z) all amounts distributed to the Holders of Class B-1 Notes on account of any Unpaid Class B-1 Interest Shortfall pursuant to Section 8.02(c)(4) of the Indenture on such immediately prior Payment Date, plus accrued interest (to the extent payment

                                       1-27
thereof is legally permissible) at the Class B-1 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class B-1 Liquidation Loss Interest Shortfall" means, with respect to any Payment Date, the amount, if any, of the Class B-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-1 Interest Rate.

     "Unpaid Class B-2 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the remainder of (x) the Class B-2 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) the Unpaid Class B-2 Interest Shortfall determined as of such immediately prior Payment Date, minus (z) all amounts distributed to the Holders of Class B-2 Notes on account of any Unpaid Class B-2 Interest Shortfall pursuant to Section 8.02(c)(10) of the Indenture on such immediately prior Payment Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-2 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class M-1 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the remainder of (x) the Class M-1 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) the Unpaid Class M-1 Interest Shortfall determined as of such immediately prior Payment Date, minus (z) all amounts distributed to the Holders of Class M-1 Notes on account of any Unpaid Class M-1 Interest Shortfall pursuant to Section 8.02(c)(2) of the Indenture on such immediately prior Payment Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class M-1 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class M-1 Liquidation Loss Interest Shortfall" means, with respect to any Payment Date, the amount, if any, of the Class M-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class M-1 Interest Rate.

     "Unpaid Class M-2 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the remainder of (x) the Class M-2 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) the Unpaid Class M-2 Interest Shortfall determined as of such immediately prior Payment Date, minus (z) all amounts distributed to the Holders of Class M-2 Notes on account of any Unpaid Class M-2 Interest Shortfall pursuant to Section 8.02(c)(3) of the Indenture on such immediately prior Payment Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class M-2 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class M-2 Liquidation Loss Interest Shortfall" means, with respect to any Payment Date, the amount, if any, of the Class M-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class M-2 Interest Rate.

                                       1-28

                                   ARTICLE II

                              TRANSFER OF CONTRACTS

     SECTION 2.01. Transfer of Loans.

     (a) Subject to the terms and conditions of this Agreement, the Company hereby irrevocably and unconditionally transfers, assigns, sets over and otherwise conveys to the Trust by execution of an Assignment substantially in the form of Exhibit A hereto all right, title and interest of the Company in and to (1) the Loans (including, without limitation, the Collateral Security), and all moneys payable thereon or in respect to the Loans, including any liquidation proceeds therefrom but excluding payments due on the Loans prior to the Cut-off Date, (2) the Errors and Omissions Protection Policy as such policy relates to the Loans, (3) all items contained in the Loan Files, (4) the Trust Accounts and all funds on deposit therein from time to time and all investments and proceeds thereof (including all income thereon), and (5) all proceeds and products of the foregoing.

     (b) Although the parties intend that the conveyance pursuant to this Agreement of the Company's right, title and interest in and to the Loans shall constitute a purchase and sale and not a pledge of security for loans from the Certificateholders and/or the Noteholders, if such conveyance is deemed to be a pledge of security for loans from the Certificateholders, the Noteholders or any other Persons (the "Secured Obligations"), the parties intend that the rights and obligations of the parties to the Secured Obligations shall be established pursuant to the terms of this Agreement and that the Company shall be deemed to have granted to the Trust, and the Company does hereby grant to the Trust, a perfected first-priority security interest in the items designated in Section 2.01(a)(1) through 2.01(a)(5) above, and all proceeds thereof, to secure the Secured Obligations, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificate, any Note or the Secured Obligations, the security interest created hereby shall continue in full force and effect and the Owner Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     SECTION 2.02. Conditions to Acceptance by Owner Trustee.

     As conditions to the Owner Trustee's execution and delivery of the Notes on behalf of the Trust and the execution, authentication and delivery of the Certificates on behalf of the Trust on the Closing Date, the Owner Trustee on behalf of the Trust shall have received the following on or before the Closing
Date:

          (a) The List of Loans, certified by the Chairman of the Board, President or any Vice President of the Company (which certification may be part of the Assignment delivered pursuant to Section 2.02(f)).

          (b) A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Group 1 Loans and the Initial (as defined in the prospectus relating to the Notes) Group 2 Loans on a

                                       2-1
     statistical sampling basis and, based on such sampling, concluding that, except with respect to those Loans so specified in the letter, such Loans conform in all material respects to the List of Loans, to a confidence level of 97.5%, with an error rate generally not in excess of 1.8%.

          (c) Copies of resolutions of the board of directors of the Company or of the executive committee of the board of directors of the Company approving the execution, delivery and performance of this Agreement, its Related Documents and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Company.

          (d) Officially certified recent evidence of due incorporation and good standing of the Company under the laws of the State of Delaware.

          (e) Evidence of filing of UCC-1 financing statements (a) with the Secretary of State of Minnesota, executed by the Company as debtor, naming the Trust as secured party and describing the Loans as collateral and (b) with the Secretary of State of Minnesota and Delaware executed by the Trust as debtor, naming the Indenture Trustee as secured party and describing the Indenture Collateral as collateral.

          (f) An executed copy of the Assignment.

          (g) Evidence of continued coverage of the Company under the Errors and Omissions Protection Policy.

          (h) Evidence of deposit in the Collection Account of all funds received with respect to the Loans prior to the Closing Date which were due on or after the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          (i) An Officer's Certificate confirming that the Company's internal audit department has reviewed the original or a copy of each Loan and each Loan File, that each Loan and Loan File conforms in all material respects with the List of Loans and that each Loan File is complete in all material respects, except to the extent permitted by this Agreement.

          (j) An executed copy of each of the Insurance Agreement, the Note Insurance Policy and the other Related Documents.

          (k) Evidence of the deposit in the Undelivered Loan Account of an amount equal to the aggregate of the Cut-off Date Principal Balances of the Undelivered Loans.

          (l) An executed copy of the Indenture Trustee's Acknowledgment delivered under Section 6.01(k) of the Indenture.

          (m) Such other documents and certificates as the Trust may request.

                                       2-2

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Company makes the following representations and warranties, effective as of the Closing Date, on which the Trust will rely in accepting the Loans and the other Trust Property in trust and on which the Owner Trustee relies in executing and delivering, on behalf of the Trust, the Certificates and the Notes, and on which the Note Insurer relies in issuing the Note Insurance Policy. The repurchase obligation of the Company set forth in Section 3.05 constitutes the sole remedy available to the Trust, the Owner Trustee, the Indenture Trustee, and the Securityholders for a breach of a representation or warranty of the Company set forth in Sections 3.02, 3.03 and 3.04 of this Agreement or in the Officer's Certificate delivered pursuant to Section 2.02(i) of this Agreement.

     SECTION 3.01. Representations and Warranties Regarding the Company and Covenants of the Company.

     The representations and warranties set forth in this Section 3.01 shall survive delivery by the Company of the Loans and the Loan Files. As promptly as practicable, but in any event, within 60 days of its discovery or its receipt of notice from any Person of a material breach of any representation or warranty in this Section 3.01, the Company shall cure such breach in all material respects; provided, however, that if the Company can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended for an additional 90 days with the written approval of the Note Insurer.

          (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company.

          (b) Authorization; Binding Obligations. The Company has the power and authority to make, execute, deliver and perform this Agreement and its Related Documents and all of the transactions contemplated under this Agreement and thereunder and to sell and assign the Trust Property to be sold and assigned to the Trust by it and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and its Related Documents. When executed and delivered, this Agreement and its Related Documents will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                                       3-1

          (c) No Consent Required. The Company is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (d) No Violations. The execution, delivery and performance by the Company of this Agreement and its Related Documents and the fulfillment of their terms will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Company, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company may be bound.

          (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Company threatened, against the Company or any of its properties or with respect to this Agreement, the Related Documents, or the Securities which, if adversely determined, would in the opinion of the Company have a material adverse effect on the transactions contemplated by this Agreement and Related Documents.

          (f) Licensing. The Company is duly registered as a finance company in each state in which Loans were originated, to the extent such registration is required by applicable law.

          (g) Chief Executive Office. The chief executive office of the Company is at 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639.

          (h) Absolute Sale. The Company intends that the transfer of Loans and the Collateral Security constitute a complete and absolute sale, removing the Loans and the Collateral Security from the Company's estate, for purposes of Section 541 of the United States Bankruptcy Code, as amended.

          (i) No Default. The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or the consequences of which would materially and adversely affect its performance hereunder and under its other Related Documents. The Company is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Company or legal documents associated with the transaction contemplated by this Agreement or the other Related Documents.

          (j) No Material Adverse Change. To the best knowledge of the Company, there has been no material adverse change in any information submitted by the Company in writing to the Note Insurer with respect to the transactions contemplated by this Agreement (unless such information was subsequently supplemented in writing).

                                       3-2

          (k) Non-consolidation. For so long as Green Tree Finance Corp.--Two ("GTFC2") is the Certificateholder, the Company covenants that:

               (i) it will at all times hold out to the public, including the respective creditors of the Company and GTFC2, is a separate entity from the other. The Company and GTFC2 will not share a common logo. The Company will not hold out or consider GTFC2 as a department or division of the Company.

               (ii) Other than the payment of certain of the organizational expenses of GTFC2 by the Company, GTFC2 will be responsible for the payment of all its losses, obligations and expenses, and it will be adequately capitalized to conduct its business.

               (iii) All transactions and dealings between the Company and GTFC2 will be on such terms and conditions as would be generally available to entities unaffiliated with the Company in comparable transactions. All such transactions have been and will be made only with prior approval of GTFC2's Board of Directors, at arm's length, in good faith, and without the intent to hinder, delay or defraud creditors of either entity, and transfers between the Company and GTFC2 will not be made if the party making the transfer is insolvent or would be rendered insolvent by the transfer.

               (iv) Following the formation of the Trust, the Company will disclose all material transactions associated with the transaction in communications to its shareholders and in public announcements which will disclose the separate corporate identity of GTFC2 and that the assets of GTFC2 will not be available for payment of creditors' claims in the event of the insolvency of the Company.

               (v) GTFC2 will comport itself in a manner consistent with the factual assumptions contained in the "nonconsolidation opinion" of Dorsey & Whitney LLP dated June 30, 1999 rendered in connection with the issuance of the Notes.

     SECTION 3.02. Representations and Warranties Regarding Each Loan.

     (a) List of Loans. The information set forth in the List of Loans is true, complete and correct as of its date.

     (b) Payments. No scheduled payment due under the Loan was delinquent over 59 days as of the Cut-off Date.

     (c) Costs Paid and No Waivers. The terms of the Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Loan File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Loan have been paid. The subject real property has not been released from the lien of such Loan.

                                       3-3

     (d) Binding Obligation. The Loan is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

     (e) No Defenses. The Loan is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Loan or the exercise of any right thereunder will not render the Loan unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

     (f) Insurance Coverage. The Company has been named as an additional insured party under any hazard insurance on the property described in the Loan, to the extent required by the Company's underwriting guidelines, which coverage represents not less than the least of (i) the outstanding principal balance of the Loan (together, in the case of a junior mortgage loan, with the outstanding principal balance of all liens senior thereto), (ii) the minimum amount required to compensate for damage or loss to the related real property on a replacement cost basis, or (iii) the full insurable value of the related real property. If upon origination of the Loan, the property securing the Loan was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

     (g) Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan pursuant to this Agreement, or pursuant to transfers of the Securities, unlawful or render the Loan unenforceable.

     (h) Compliance with Law. At the date of origination of the Loan, all requirements of any federal and state laws, rules and regulations applicable to the Loan, including, without limitation, usury, truth in lending and equal credit opportunity laws, have been complied with, and the Company shall for at least the period of this Agreement, maintain in its possession, available for the Owner Trustee's inspection, and shall deliver to the Owner Trustee upon demand, evidence of compliance with all such requirements.

     (i) Loan in Force. The Loan has not been satisfied or subordinated in whole or in part or rescinded, and the real property securing the Loan has not been released from the lien of the Loan in whole or in part.

     (j) Valid Lien. Each Loan has been duly executed and delivered by the Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days and constitutes a valid and perfected first, second, third or fourth priority lien on the real estate described in such Loan.

                                       3-4

     (k) Capacity of Parties. The signature(s) of the Obligor(s) on the Loan are genuine and all parties to the Loan had full legal capacity to execute the Loan.

     (l) Good Title. The Company is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Loan by the Company except the usual past hypothecation of the Loan in connection with the Company's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Loan to the Trust. The Company has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Trust.

     (m) No Defaults. There is no default, breach, violation or event permitting acceleration existing under the Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Loan (except payment delinquencies permitted by clause (b) above). The Company has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above.

     (n) No Liens. There are, to the best of the Company's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Collateral Security securing the Loan which are or may be liens prior to, or equal or coordinate with, the lien of the Loan.

     (o) Equal Installments. Each Loan has a fixed Loan Interest Rate and provides for substantially level monthly payments which fully amortize the loan over its term.

     (p) RESERVED.

     (q) One Original. There is only one original executed Loan, which Loan has been delivered to the Trust or its custodian on or before the Closing Date.

     (r) Genuine Documents. All documents submitted are genuine, and all other representations as to the Loan, including the List of Loans, are true and correct. Any copies of documents provided by the Company are accurate and complete (except that, with respect to any Loan that was originated by a contractor or lender other than the Company, the Company makes such representation and warranty only to the best of the Company's knowledge).

     (s) Origination. Each Home Improvement Loan was originated by a home improvement contractor in the ordinary course of such contractor's business or was originated by the Company directly. Each Home Equity Loan was originated by a home equity lender in the ordinary course of such lender's business or was originated by the Company directly.

     (t) Underwriting Guidelines. The Loan was originated or purchased in accordance with the Company's then-current underwriting guidelines.

                                       3-5

     (u) Good Repair. The property described in the Loan is, to the best of the Company's knowledge, free of damage and in good repair.

     (v) No Government Loans. No Obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.

     (w) Consolidation of Advances. Any advances made after the date of origination of the Loan but prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the List of Loans. The consolidated principal amount does not exceed the original principal amount of the Loan. The Loan does not obligate the Servicer to make future advances to the Obligor at the option of the Obligor.

     (x) Condemnation. There is no proceeding pending or threatened for the total or partial condemnation of the real property that is described in the Loan, nor is such a proceeding currently occurring.

     (y) Encroachments. Any improvements which were included for the purposes of determining the appraised value of any real property securing the Loan are wholly within the boundaries and building restriction lines of such real property, and no improvements on adjoining properties encroach upon such real property.

     (z) Zoning. No improvement located on or part of any real property that is described in the Loan is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such property is lawfully occupied under the applicable law.

     (aa) Deeds of Trust. If the Loan constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Loan, and no fees or expenses are or will become payable by the Indenture Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Obligor.

     (bb) Remedies. The Loan contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related property of the benefits of the security, including (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption, other than any applicable redemption rights available to the related Obligor, which would materially interfere with the right to sell the related property at a trustee's sale or the right to foreclose the related mortgage.

     (cc) Appraisal. The Loan was, to the extent required by the Company's underwriting guidelines, originated based upon a full appraisal, which included an interior inspection of the subject property by a qualified appraiser, duly appointed by the Company, who had no interest,

                                       3-6
direct or indirect in the related real property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Loan.

     (dd) Hazardous Substances. The Company has no actual knowledge that there exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on any real property described in the Loan.

     (ee) Ground Lease. With respect to any real property described in the Loan subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid, (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the Loan, (iii) the ground lease has been duly executed and recorded, (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times, (v) the ground rent payment is included in the Obligor's monthly payment as an expense item in determining the qualification of the borrower for the Loan, (vi) the Company has the right to cure defaults on the ground lease, and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the property.

     (ff) Defaults on Prior Liens. The Company has not received notice of default of any prior mortgage loan secured by any real property described in the Loan which default has not been cured by a party other than the Company.

     (gg) Certain Advances. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of any real property described in the Loan or the Obligor, directly or indirectly, for the payment of any amount required by any Loan.

     (hh) Review of the Loan File. The Company has reviewed all of the documents constituting the Loan File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

     (ii) Knowledge of Certain Facts. The Company has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Loan File with respect to the Loan, the related real property or the related Obligor which, in the Company's opinion, could reasonably be expected to affect materially and adversely the value of related real property, the marketability of the Loan, or cause the Loan to become delinquent or otherwise in default.

     (jj) Manufactured Home. The Loan is not a loan in respect of a manufactured home or the land on which a manufactured home or manufactured home will be placed.

     (kk) No Errors, Omissions, Etc. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to the Loan has taken place on the part of any person, including without limitation the obligor, any appraiser, any builder or developer, or any other

                                       3-7
party involved in the origination of the Loan or in the application of any insurance in relation to the Loan.

     (ll) Servicing. The Loan has been serviced in accordance with all applicable laws and, to the best of the Company's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

     (mm) Inspection. Upon completion of all home improvements in excess of $5,000, the real property securing such Loan was inspected by the Company or its agents.

     (nn) No Bankruptcies. The real property described in the Loan has not been subject to any bankruptcy proceeding or foreclosure proceeding to which the Obligor was a party, and the Obligor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Obligor which would interfere with the right to sell the real property at a trustee's sale or the right to foreclose the related mortgage. The Obligor has not notified the Company, and the Company has no knowledge of, any relief requested or allowed to the Obligor under the Soldier's and Sailors' Civil Relief Act of 1940, as amended.

     (oo) Certain Disclosure Statements. Each Obligor has executed a statement to the effect that it has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans and rescission materials with respect to home improvement loans, and such statement will be retained.

     SECTION 3.03. Representations and Warranties Regarding the Loans in the Aggregate.

     (a) Amounts. The aggregate principal amounts payable by Obligors under the Loans as of the Cut-off Date equal the Cut-off Date Pool Principal Balance.

     (b) Characteristics. The Loans will have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) none has a remaining maturity of more than 360 months; (iii) none has a final scheduled payment date later than April 2029; (iv) none has a Loan Interest Rate less than 6.94%; (v) none was originated before December 1, 1980; and (vi) none contains a provision for the extension of the original term of the related note.

     (c) Group 1 Loans. The original principal balance of each Group 1 Loan did not exceed (i) $103,890.33, if secured by a first lien or (ii) 50% of the aggregate principal balance of the prior liens, if secured by a junior lien.

     (d) Geographic Concentrations. By Cut-off Date Principal Balance, 10.59% of the Loans are secured by property located in California, 7.47% in Florida, 5.26% in Illinois, 5.30% in New York, and 5.16% in Virginia. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Loans. No more than 1% of the Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

                                       3-8

     (e) Computer Tape. The Computer Tape made available by the Company was complete and accurate as of its date and includes a description of the same Loans that are described in the List of Loans.

     (f) Marking Records. The Company has caused the portions of the Electronic Ledger relating to the Loans to be clearly and unambiguously marked to indicate that such Loans constitute part of the Trust and are owned by the Trust in accordance with the terms of the trust created under the Trust Agreement.

     (g) No Adverse Selection. Except for the effect of the representations and warranties made in Sections 3.02 and 3.03 hereof, no adverse selection procedures have been employed in selecting the Loans.

     (h) Not Principally Real Estate Secured, etc. With respect to at least 50% of the Loans in the aggregate: (i) the fair market value of the interest in the real property securing each such Loan is less than 80% of the adjusted issue price of such Loan at the time the obligation was originated; and (ii) substantially all of the proceeds of each such Loan were not used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for such Loan.

     (i) Non-Owner Occupied. As of the Cut-off Date, no more than 0.06% and 0.05% of the aggregate Scheduled Principal Balances of the Group 1 Loans and Group 2 Loans, respectively, are secured by real property that is non-owner occupied property (i.e., investor-owned and vacation property).

     (j) Ground Leases. As of the Cut-off Date, the aggregate Scheduled Principal Balances of all Loans subject to ground leases does not exceed 1% of the Cut-off Date Pool Scheduled Principal Balance.

     (k) Income Verification. No more than 1.05% and 0.52% of the aggregate Scheduled Principal Balances of the Group 1 Loans and Group 2 Loans, respectively, was originated under any non-income verification program of the Company.

     SECTION 3.04. Representations and Warranties Regarding the Loan Files.

     (a) Possession. Immediately prior to the Closing Date, the Company will have possession of each original Loan and the related Loan File and there are not and there will not be any custodial agreements in effect that materially and adversely affect the rights of the Company to make, or cause to be made, any delivery required hereunder.

     (b) Bulk Transfer Laws. The transfer, assignment and conveyance of the Loans and the Loan Files by the Company pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (c) Delivery. On or before July 15, 1999, the Company shall have delivered to the Indenture Trustee the related contract or promissory note, endorsed to the Indenture Trustee or in

                                       3-9
blank, for each Loan that was an Undelivered Loan on the Closing Date and on or before September 1, 1999 the Company shall have delivered the complete Loan File for each Loan to the Indenture Trustee (or its custodian).

     SECTION 3.05. Repurchase of Loans for Breach of Representations and Warranties.

     (a) The Company shall repurchase a Loan, at its Repurchase Price, not later than the last day of the Due Period prior to the Due Period during which occurs the 90th day after the day on which the Company, the Servicer, the Note Insurer, the Owner Trustee or the Indenture Trustee first discovers, or the Company or the Servicer should have discovered, a breach of a representation or warranty of the Company set forth in Sections 3.02, 3.03 or 3.04 of this Agreement or in the Officer's Certificate delivered pursuant to Section 2.02(i) that materially adversely affects the interest of the Trust or the Securityholders in such Loan and which breach has not been cured; provided, however, that (i) in the event that a party other than the Company first becomes aware of such a breach, such discovering party shall notify the Company in writing within five Business Days of the date of such discovery (although the failure of a party to give such notice shall not relieve the Company of its repurchase obligation hereunder),
(ii) with respect to any Loan incorrectly described on the List of Loans with respect to unpaid principal balance, which the Company would otherwise be required to repurchase pursuant to this Section, the Company may, in lieu of repurchasing such Loan, deposit in the Collection Account no later than the first Determination Date that is 90 or more days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy, plus interest, at the Loan Interest Rate, on the amount of such deficiency, from the Cut-off Date to the date of deposit, (iii) a breach of the representation or warranty set forth in Section 3.04(c) shall be conclusively deemed to materially and adversely affect the interests of the Trust in the affected Loan(s) and (iv) any repurchase of Loans as a result of the breach of a representation and warranty set forth in Section 3.03 shall be without adverse selection of Loans, as determined by the Note Insurer. Any such cash so deposited shall be accounted for as a collection of principal or interest on such Loan, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII.

     (b) Upon receipt by the Trust by deposit in the Collection Account of the Repurchase Price under subsection (a) above, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit B, the Indenture Trustee shall release its security interest in such Loan and the Owner Trustee on behalf of the Trust shall convey and assign to the Company all of the Securityholders' right, title and interest in the repurchased Loan without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trust.

     (c) The Company shall defend and indemnify the Owner Trustee, the Trust, the Indenture Trustee, the Note Insurer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, arising out of any claims which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any representation set forth in Sections 3.02, 3.03 or 3.04

                                       3-10
of this Agreement or in the Officer's Certificate delivered pursuant to Section 2.02(i) of this Agreement.

                                       3-11

                                   ARTICLE IV

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

     SECTION 4.01. Custody of Loans.

     (a) The Trust appoints the Indenture Trustee to maintain custody of the Loan Files for the Loans, as further specified in Section 6.01(k) of the Indenture.

     (b) The Company has delivered to the Indenture Trustee the original copy of each Loan that is not an Undelivered Loan, endorsed to the Trust or in blank and within 30 days of the Closing Date the Company shall deliver to the Indenture Trustee (if it has not previously done so) with respect to each Loan an assignment in recordable form of each mortgage, deed of trust or security deed securing the Loan, and the remainder of the Loan File for each Loan.

     (c) The Company has delivered to the Indenture Trustee and the Note Insurer an Opinion of Counsel to the effect that the execution and recording of the assignments of the mortgages, deeds of trust and security deeds securing the Loans is not necessary, in any jurisdiction other than the State of Maryland, to effect the assignment to the Indenture Trustee of the Company's lien on the real property securing each Loan. The Company will, or will cause the Indenture Trustee, at the Company's expense, to file in the appropriate recording offices within 60 days of the Closing Date, each mortgage, deed of trust and security deed that encumbers real property located in Maryland.

     SECTION 4.02. Filings.

     On or prior to the Closing Date, the Company shall cause the UCC-1 financing statements referred to in Section 2.02(e) to be filed. The Servicer on behalf of the Trust shall cause to be filed all necessary continuation statements of the UCC-1 financing statements. From time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Securityholders' interests in the Loans, the Collateral Security and their proceeds against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. If the Servicer comes into possession of any Loan File, whether for purposes of enforcement of the Loan or otherwise, Servicer will maintain the first priority perfected security interest of the Trust in such Loan so long as the Loan is property of the Trust.

     SECTION 4.03. Name Change or Relocation.

     (a) During the term of this Agreement, the Company shall not change its name, identity or structure or relocate its chief executive office without first giving notice thereof to the Owner Trustee, the Indenture Trustee, the Note Insurer and the Servicer. In addition, following any such change in the name, identity, structure or location of the chief executive office of the

                                       4-1

Company, the Company shall give written notice of any such change to Standard & Poor's and Moody's.

     (b) If any change in the Company's name, identity or structure or the relocation of its chief executive office would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute or would cause the security interest evidenced by any such financing or continuation statement or notice of lien to become unperfected (whether immediately or with lapse of time), the Company, no later than five days after the effective date of such change, shall file, or cause to be filed, such amendments or financing statements as may be required to preserve, perfect and protect the Securityholders' interests in the Loans, including the Collateral Security and all proceeds thereof.

     SECTION 4.04. Chief Executive Office.

     During the term of this Agreement, the Company will maintain its chief executive office in one of the States of the United States, except Tennessee.

     SECTION 4.05. Costs and Expenses.

     The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Securityholders' right, title and interest in and to the Loans, including the Collateral Security and all proceeds thereof.

                                       4-2

                                    ARTICLE V

                             SERVICING OF CONTRACTS

     SECTION 5.01. Responsibility for Loan Administration.

     The Servicer will have the sole obligation to manage, administer, service and make collections on the Loans and perform or cause to be performed all contractual and customary undertakings of the holder of the Loans to the Obligor. The Servicer may delegate duties under this Agreement to any of the Servicer's Affiliates. In addition, the Servicer may at any time perform the specific duty of foreclosing mortgage liens through subcontractors who are in such business. The Servicer may also perform other specific duties through subcontractors; provided that the Servicer gives notice to each of the Trust, the Indenture Trustee, the Note Insurer and the Rating Agencies of the use of any such subcontractors; and provided further that no such delegation of duties by the Servicer shall relieve the Servicer of its responsibility with respect thereto. The Owner Trustee, on behalf of the Trust and at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Company hereby appoints itself the Servicer until such time as any Service Transfer shall be effected under Article VII.

     SECTION 5.02. Standard of Care.

     In managing, administering, servicing and making collections on the Loans pursuant to this Agreement, the Servicer will exercise that degree of skill and care required consistent with the highest degree of skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer; provided, however, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Loan.

     SECTION 5.03. Records.

     The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trust and the Indenture Trustee to determine the status of each Loan.

     SECTION 5.04. Inspection; Computer Tape.

     (a) At all times during the term hereof, the Servicer shall afford the Trust, the Note Insurer and Indenture Trustee and their authorized agents reasonable access during normal business hours to the Servicer's records relating to the Loans and will cause its personnel to assist in any examination of such records by the Trust, the Note Insurer and Indenture Trustee or their authorized agents. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trust, the Note Insurer and Indenture Trustee may make, the Trust, the Note Insurer and Indenture Trustee may, using generally accepted audit procedures, verify the status of each Loan and review the

                                       5-1

Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Section 5.14 and compliance with the standards represented to exist as to each Loan in this Agreement.

     The Servicer shall provide to any Securityholder such access to the records relating to the Loans only in such cases where the Servicer is required by applicable statutes or regulations, whether applicable to the Servicer or to such Securityholder, to permit such Securityholder to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Any Securityholder, by its acceptance of a Certificate or Note (or by acquisition of its beneficial interest therein), as applicable, shall be deemed to have agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section, except as may be required by applicable law.

     (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Loans at its principal executive office for inspection by the Trust, the Indenture Trustee and the Note Insurer.

     (c) On or before the ninth Business Day of each month, the Servicer will provide to the Indenture Trustee and the Note Insurer a Computer Tape setting forth a list of all the outstanding Loans and the outstanding principal balance of each such Loan as of the end of the next preceding Due Period.

     SECTION 5.05. Collections.

     (a) The Servicer shall pay into the Collection Account as promptly as practicable (not later than the next Business Day) following receipt thereof all payments from Obligors and Net Liquidation Proceeds (other than late payment penalty fees, extension fees and assumption fees, which shall be retained by the Servicer as additional compensation for servicing the Loans, and any payments that were due prior to the Cut-off Date, which shall be remitted to the Company).

     (b) If the Servicer so directs, the institution maintaining the Collection Account shall, in the name of the Indenture Trustee in its capacity as such, invest the amounts in the Collection Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Collection Account and distributed on such Payment Date pursuant to Section 6.06(a). The Company, the Note Insurer and the Indenture Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. The Servicer shall deposit in the Collection Account an amount equal to any net loss on such investments immediately as realized. Funds in the Collection Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation.

                                       5-2

     SECTION 5.06. Enforcement.

     (a) The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Loans in such manner as will maximize the receipt of principal and interest on such Loans and Liquidation Proceeds with respect to Liquidated Loans.

     (b) In accordance with the standard of care specified in Section 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, commence proceedings for the foreclosure of any real estate securing a Loan, or may take such other steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Loan, including, for example, the sale of the Loan to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are deposited in the Collection Account. The Servicer shall also deposit in the Collection Account any Net Liquidation Proceeds received in connection with any Loan which became a Liquidated Loan in a prior Due Period.

     (c) The Servicer may sue to enforce or collect upon Loans, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Loan, the act of commencement shall be deemed to be an automatic assignment of the Loan to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, the Owner Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Loan, including bringing suit in its name or the names of the Securityholders.

     (d) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Loan in accordance with the Servicer's usual practice. Without limitation of the foregoing, in exercising recourse rights, the Servicer is authorized on behalf of the Trust to reassign the Loan or to resell the related real property to the person against whom recourse exists at the price set forth in the document creating the recourse.

     (e) So long as the Company is the Servicer, the Servicer may grant to the Obligor on any Loan any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required because of prepayment in full of the Loan. The Servicer will not permit any rescission or cancellation of any Loan.

     (f) So long as the Company is the Servicer, the Servicer may, consistent with its customary servicing procedures and consistent with Section 5.02, grant to the Obligor on any Loan an extension of payments due under such Loan, provided that Obligors may not be solicited for extensions and no more than one extension of payments under a Loan may be granted in any twelve-month period. The Servicer may not permit the extension of any payment beyond July 15, 2028.

                                       5-3

     (g) The Servicer shall enforce any due-on-sale clause in a Loan if such enforcement is called for under its then current servicing policies for obligations similar to the Loans, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Loan is permitted by the Servicer, upon conveyance of the related real property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

     (h) Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Loan, if such modification or waiver, when aggregated with all previous modifications or waivers of the provisions of Loans, would cause any Notes to be treated as having been exchanged for other Notes in a taxable exchange under
Section 1001 of the Code or any proposed, temporary or final Treasury Regulations issued thereunder. Not more than 5% of the Cut-off Date Pool Principal Balance may be modified or waived without the Note Insurer's prior written consent. The Servicer, may not purchase any Loan from the Trust other than; pursuant to Sections 3.05 or 5.22 or (ii) with the prior written consent of the Note Insurer.

     SECTION 5.07. Satisfaction of Loans.

     Upon payment in full on any Loan, the Servicer will notify the Trust, the Indenture Trustee, the Note Insurer and the Company (if the Company is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 have been so deposited). The Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the lien on the related real property. The Servicer shall determine when a Loan has been paid in full; to the extent that insufficient payments are received on a Loan credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds.

     SECTION 5.08. Costs and Expenses.

     All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including all fees and expenses incurred in connection with the enforcement of Loans (including enforcement of Defaulted Loans and foreclosure of liens securing such Loans) shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Loan for Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Loan.

     SECTION 5.09. Maintenance of Insurance.

     (a) Except as otherwise provided in subsection (b) of this Section 5.09, the Servicer shall cause to be maintained with respect to each Loan, hazard insurance (excluding flood

                                       5-4
insurance coverage) if such Loan is secured by a first priority mortgage, deed of trust or security deed, issued by a company authorized to issue such policies in the state in which the related real property is located and in an amount which is not less than the maximum insurable value of such real property or the principal balance due from the Obligor on the related Loan, whichever is less; provided, however, that the amount of coverage provided by each insurance policy shall be sufficient to avoid the application of any co-insurance clause contained therein; and provided, further, that such insurance policies may provide for customary deductible amounts. Each insurance policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns.

     (b) The Servicer shall keep in force throughout the term of this Agreement
(i) a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement and (ii) a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among Persons which service a portfolio of retail installment sales contracts and home equity loan agreements having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

     SECTION 5.10. [RESERVED]

     SECTION 5.11. Deposit of Funds.

     So long as the Company is Servicer, any collections in respect of Loans collected by the Company shall, prior to the deposit thereof in the Collection Account pursuant to Section 5.05, be held in bank accounts entitled substantially as follows: "[name of depository], as agent for U.S. Bank Trust National Association and other trustees and Green Tree Financial Corporation, as their interests may appear."

     SECTION 5.12. [RESERVED]

     SECTION 5.13. [RESERVED]

     SECTION 5.14. Monthly Reports; Certificate of Servicing Officer.

     (a) No later than 1:00 p.m. (Minnesota time) on each Determination Date, the Servicer shall deliver to the Trust, the Indenture Trustee, the Paying Agent, the Note Insurer, the Company (if the Company is not the Servicer), the Rating Agencies and the Note Insurer a "Monthly Report," substantially in the form of Exhibit C hereto.

     (b) Each Monthly Report pursuant to Section 5.14(a) shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit D, certifying the accuracy of the Monthly Report and that no Servicer Termination Event or event that with notice or lapse of time or both would become a Servicer Termination Event has occurred, or if such event has occurred and is continuing, specifying the event and its status.

                                       5-5

     (c) The Company and (if different from the Company) the Servicer shall, on request of the Trust, the Indenture Trustee, either of the Rating Agencies, the
Note Insurer or a Securityholder, furnish the Trust, the Indenture Trustee, the Rating Agencies, the Note Insurer or a Securityholder such underlying data as may be reasonably requested.

     SECTION 5.15. Annual Report of Accountants.

     On or before March 31 of each year, commencing March 31, 2000, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to make available to the Trust, the Indenture Trustee, the Note Insurer, Standard & Poor's and Moody's a report stating that such firm has examined selected documents and records relating to the servicing of home improvement contracts and promissory notes and home equity loans, including the Loans covered by this Agreement, in accordance with the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, and that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified therein, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards requires it to report.

     SECTION 5.16. Certain Duties of the Servicer Under the Trust Agreement.

     The Servicer shall, and hereby agrees that it will, monitor the Trust's compliance with all applicable provisions of state and federal securities laws, notify the Trust and the Administrator of any actions to be taken by the Trust necessary for compliance with such laws and prepare on behalf of the Trust and the Administrator all notices, filings or other documents or instruments required to be filed under such laws.

     SECTION 5.17. [RESERVED]

     SECTION 5.18. Annual Statement as to Compliance; Notice of Servicer Termination Event.

     (a) The Servicer shall deliver to the Trust, the Indenture Trustee, the
Note Insurer and the Rating Agencies, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 2000, an officer's certificate signed by an authorized officer of the Servicer, dated as of December 31 (or other applicable date) of the immediately preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Company or the Servicer shall deliver to the Trust, the Indenture Trustee, the Servicer, the Note Insurer or the Company (as applicable) and each Rating Agency promptly after

                                       5-6
having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 7.01.

     SECTION 5.19. [RESERVED]

     SECTION 5.20. Maintenance of Lien Interests in Real Property.

     (a) Consistent with the policies and procedures required by this Agreement or as directed by the Note Insurer, the Indenture Trustee or their respective counsel, the Servicer shall take such steps as are necessary to maintain perfection of the lien interest created by each Loan in the related real property on behalf of the Trust, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements, mortgages, deeds of trust, and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Loans. In the event that the assignment of a Loan to the Trust is insufficient, without a notation on the related real estate's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the real estate is located, to perfect a security interest in the related real estate in favor of the Trust, the Servicer hereby agrees that the Servicer's designation as the secured party on the certificate of title is in its capacity as agent of the Trust.

     (b) Upon the occurrence of a Servicer Termination Event, the Trust and the Servicer shall take or cause to be taken such action as may, in the opinion of the Note Insurer, the Indenture Trustee, their respective counsel or counsel to the Trust, be necessary to perfect or re-perfect the lien interests in the real estate securing the Loans in the name of the Trust by amending the title documents of real estate or by such other reasonable means as may, in the opinion of the Note Insurer, the Indenture Trustee, their respective counsel or counsel to the Trust, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor.

     SECTION 5.21. Covenants, Representations, and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust relies in accepting the Loans and issuing the Notes and the Certificates and on which the Indenture Trustee relies in authenticating the Notes, the Note Insurer relies in issuing the Note Insurance Policy, and the Owner Trustee relies in authenticating the Certificates.

     (a) Liens in Force. The real estate securing each Loan shall not be released in whole or in part from the lien interest granted by the Loan, except upon payment in full of the Loan or as otherwise contemplated herein;

     (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust, the Indenture Trustee, the Note Insurer, or the Securityholders in the Loans, the Note Insurance Policy or the other Trust Property; and

                                       5-7

     (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Loan, except in accordance with Section 5.06.

     SECTION 5.22. Purchase of Loans Upon Breach of Covenant.

     Upon discovery by any of the Servicer, Note Insurer, the Trust or the Indenture Trustee of a breach of any of the covenants set forth in Section 5.20(a) or 5.21, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer. Not later than the last day of the Due Period that is 90 days after its discovery or receipt of notice of any breach of any such covenant which materially and adversely affects the interests of the Securityholders or the Trust in any Loan (including any Liquidated Loan), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Trust the Loan affected by such breach and pay the related Repurchase Price. It is understood and agreed that the obligation of the Servicer to purchase any Loan (including any Liquidated Loan) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Securityholders, the Trust, the Note Insurer, or the Indenture Trustee on behalf of the Noteholders; provided, however, that the Servicer shall indemnify the Owner Trustee, the Trust, the Indenture Trustee, the Note Insurer, and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.


                                       5-8

                                   ARTICLE VI

                DISTRIBUTIONS; TRUST ACCOUNTS; LIMITED GUARANTY;
                          STATEMENTS TO SECURITYHOLDERS

     SECTION 6.01. Trust Accounts.

     (a) The Servicer shall establish the Collection Account in the name of the Indenture Trustee for the benefit of the Securityholders and the Note Insurer. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee.

     (b) The Servicer shall establish the Note Distribution Account in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. The Note Distribution Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee.

     (c) The Servicer shall establish the Certificate Distribution Account in the name of the Owner Trustee for the benefit of the Certificateholders. The Certificate Distribution Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee, so long as the Indenture Trustee is acting as Paying Agent under Section 3.9 of the Trust Agreement.

     (d) The Servicer shall establish the Undelivered Loan Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amount received from the Company pursuant to Section 2.02(k). The Undelivered Loan Account shall be an Eligible Account and shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee.

     (e) All amounts held in the Collection Account, the Note Distribution Account and the Undelivered Loan Account (but not the Certificate Distribution Account) shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed by the Servicer, in Eligible Investments that mature not later than one Business Day prior to the Payment Date for the Due Period to which such amounts relate. Any such written direction shall certify that any such investment is authorized by this Section 6.01(e). Such investments in Eligible Investments shall be made in the name of the Indenture Trustee on behalf of the Note Insurer and the Trust, and such investments shall not be sold or disposed of prior to their maturity. Any investment of funds in the Collection Account, the Note Distribution Account or the Undelivered Loan Account shall be made in Eligible Investments held by a financial institution with respect to which (a) such institution has noted the Indenture Trustee's interest therein by book entry or otherwise and (b) a confirmation of the Indenture Trustee's interest has been sent to the Indenture Trustee by such institution, provided that such Eligible Investments are (i) specific certificated securities (as such term is used in MN UCC ss. 336.8-313(1)(d)(i)), and (ii) either (A) in the possession of such institution or (B) in the possession of a clearing corporation (as such term is used in MN UCC ss. 336.8-313(1)(g)) in New York or Minnesota, registered in the name of such clearing corporation, not endorsed for collection or surrender or any other purpose not involving

                                       6-1
transfer, not containing any evidence of a right or interest inconsistent with the Indenture Trustee's security interest therein, and held by such clearing corporation in an account of such institution. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 6.01. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collection Account, the Note Distribution Account and the Undelivered Loan Account shall be deposited in the Collection Account and distributed on the next Payment Date pursuant to Section 6.06. The Servicer shall deposit in the applicable Collection Account, the Note Distribution Account and the Undelivered Loan Account an amount equal to any net loss on such investments immediately as realized.

     SECTION 6.02. Collection Account Deposits.

     (a) Collections. The Servicer shall remit directly to the Collection Account (no later than the next Business Day as specified in Section 5.05) all payments by or on behalf of the Obligors on the Loans and all Liquidation Proceeds received by the Servicer.

     (b) [RESERVED].

     (c) Repurchased Loans. The Company shall deposit in the Collection Account the Repurchase Price for each Loan repurchased by it under Section 3.05. The Servicer shall deposit in the Collection Account the Repurchase Price for each Loan repurchased by it under Section 5.22.

     SECTION 6.03. Permitted Withdrawals.

     The Indenture Trustee may, from time to time as provided herein, make withdrawals from the Collection Account of amounts deposited in said account that are attributable to the Loans only for the following purposes:

          (a) to make payments in the amounts and in the manner provided for in
     Section 6.06;

          (b) to pay to the Company with respect to each Loan or property acquired in respect thereof that has been repurchased pursuant to Section 3.05, all amounts received thereon and not required to be distributed to Noteholders or Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

          (c) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it, to the extent such reimbursement is permitted pursuant to Section 5.08;

                                       6-2

          (d) to withdraw any amount deposited in the Collection Account that was not required to be deposited therein; or

          (e) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(e).

     Since, in connection with withdrawals pursuant to clauses (a) and (b), the Company's or the Servicer's entitlement thereto is limited to collections or other recoveries on the related Loan, the Servicer shall keep and maintain a separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.

     SECTION 6.04. Advances.

     (a) Not later than one Business Day following the Determination Date, the Servicer shall advance all Delinquent Payments for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Collection Account; provided, however, that the Servicer shall be obligated to advance Delinquent Payments only to the extent that the Servicer, in its sole discretion, expects to be able to recover such Advances from funds subsequently available therefor in the Collection Account in accordance with Section 6.06(a). If the Servicer fails to advance all Delinquent Payments required under this
Section 6.04, the Indenture Trustee shall be obligated to advance such Delinquent Payments pursuant to Section 6.15 of the Indenture.

     (b) The Servicer and the Indenture Trustee shall be entitled to reimbursement of an Advance from subsequent funds available therefor in the Collection Account in accordance with Section 6.06(a).

     SECTION 6.05. Limited Guaranty.

     (a) No later than the Determination Date prior to each Payment Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Guaranty Payment (if any) for such Payment Date. Not later than the Business Day preceding each Payment Date, the Company shall deposit the Guaranty Payment, if any, for such Payment Date into the Collection Account.

     (b) The obligations of the Company under this Section shall not terminate upon or otherwise be affected by a Service Transfer pursuant to Article VII of this Agreement.

     (c) The obligation of the Company to provide the Limited Guaranty under this Agreement shall terminate on the Final Scheduled Payment Date.

     (d) The obligation of the Company to make the Guaranty Payments described in subsection (a) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Guaranty Payments described in subsection (a) above shall be deemed a guaranty by the Company of that portion of the Obligors' obligations under the Loans that is allocable to the Class B-2 Noteholders.

                                       6-3

     (e) If the Company fails to make a Guaranty Payment in whole or in part, the Company shall promptly notify the Owner Trustee, and the Owner Trustee shall promptly notify the Rating Agencies.

     SECTION 6.06. Distributions.

     (a) On each Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Monthly Report delivered pursuant to Section 5.14) to make the following deposits and distributions by 11:00 a.m. (Minnesota time), to the extent of the Amount Available for such Payment Date and in the following order of priority, provided that any Insured Payment shall be distributed solely to the Class A-1 and Class A-2 Noteholders and any Guaranty Payment shall be distributed solely to the Class B-2 Noteholders:

          (i) Servicing Fee. If the Company or an Affiliate is not the Servicer, then to the Servicer, the Monthly Servicing Fee for the related Due Period (not to exceed 1/12 of 0.75% of the Pool Scheduled Principal Balance);

          (ii) Premium Amount. After payment of the amounts specified in clause
     (i) above, the Premium Amount to the Note Insurer;

          (iii) [RESERVED].

          (iv) Note Interest. After payment of the amounts specified in clause
     (i) and (ii) above, to the Note Distribution Account, the sum of the Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Interest Amounts and any Unpaid Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Interest Shortfalls;

          (v) Class A Principal Distribution Amount. After payment of the amounts specified in clauses (i) through (iv) above, to the Note Distribution Account, the Class A Principal Distribution Amount;

          (vi) Reimbursement Amount. After payment of the amounts specified in clauses (i) through (v) above, the Reimbursement Amount to the Note Insurer;

          (vii) Class M-1 Principal Distribution Amount. After payment of the amounts specified in clauses (i) through (vi) above, to the Note Distribution Account, the Class M-1 Principal Distribution Amount;

          (viii) Class M-2 Principal Distribution Amount. After payment of the amounts specified in clauses (i) through (vii) above, to the Note Distribution Account, the Class M-2 Principal Distribution Amount;

          (ix) Class B-1 Principal Distribution Amount. After payment of the amounts specified in clauses (i) through (viii) above, to the Note Distribution Account, the Class B-1 Principal Distribution Amount;

                                       6-4

          (x) Liquidation Loss Interest. After payment of the amounts specified in clauses (i) through (ix) above, to the Note Distribution Account the sum of the Class M-1, Class M-2, and Class B-1 Liquidation Loss Interest Distribution Amounts and Unpaid Class M-1, Class M-2, Class B-1 Liquidation Loss Interest Shortfalls;

          (xi) Class B-2 Interest. After payment of the amounts specified in clauses (i) through (x) above, to the Note Distribution Account, the sum of the Class B-2 Interest Amount and any Unpaid Class B-2 Interest Shortfall;

          (xii) Class B-2 Principal. After payment of the amounts specified in clauses (i) through (xi) above, to the Note Distribution Account, the Class B-2 Principal Distribution Amount;

          (xiii) Monthly Servicing Fee. After payment of the amounts specified in clauses (i) through (xii) above, to the Company, if the Servicer, the Monthly Servicing Fee;

          (xiv) Unreimbursed Advances. After payment of the amounts specified in clauses (i) through (xiii) above, to reimburse the Servicer or the Indenture Trustee, as applicable, for any unreimbursed Advances made with respect to the Loans in respect of current or prior Payment Dates and to reimburse the Company for any unreimbursed Advances made pursuant to
     Section 6.04 of this Sale and Servicing Agreement and Section 6.15 of the Indenture;

          (xv) Supplementary Principal Distribution Amount. After payment of the amounts specified in clauses (i) through (xiv) above, to the Note Distribution Account the Supplementary Principal Distribution Amount;

          (xvi) Additional Monthly Servicing Fee. After payment of the amounts specified in clauses (i) through (xv), above to the Servicer (if not the Company or an Affiliate) any portion of the Monthly Servicing Fee in excess of 1/12 of the product of 0.75% and the Pool Scheduled Principal Balance; and

          (xvii) Certificate Distribution Amount. After payment of the amounts specified in clauses (i) through (xvi) above, to the Certificate Distribution Account the remaining Amount Available.

     (b) Guaranty Payments. On each Payment Date the Servicer shall instruct the Indenture Trustee to distribute to the Note Distribution Account any Guaranty Payment deposited in the Collection Account pursuant to Section 6.05.

     SECTION 6.07. Statements to Securityholders.

     (a) On each Payment Date, the Indenture Trustee shall include with each distribution to each Noteholder, and the Paying Agent shall include with each distribution to each Certificateholder (with a copy to the Owner Trustee), a statement (which statement shall also be provided to each Rating Agency and the Note Insurer) based on information in the Monthly

                                       6-5

Report delivered on the related Determination Date pursuant to Section 5.14, setting forth the following information:

          (i) the amount of such distribution to Holders of each Class of Notes allocable to interest, separately identifying any Unpaid Class A-1 Interest Shortfall, Unpaid Class A-2 Interest Shortfall, Unpaid Class M-1 Interest Shortfall, Unpaid Class M-2 Interest Shortfall, Unpaid Class B-1 Interest Shortfall and Unpaid Class B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class A-1 Interest Shortfall, Unpaid Class A-2 Interest Shortfall, Unpaid Class M-1 Interest Shortfall, Unpaid Class M-2 Interest Shortfall, Unpaid Class B-1 Interest Shortfall and Unpaid Class B-2 Interest Shortfall;

          (ii) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class M-1 Interest Carryover Shortfall, the Class M-2 Interest Carryover Shortfall, the Class B-1 Interest Carryover Shortfall and the Class B-2 Interest Carryover Shortfall, if any, for such Payment Date;

          (iii) the amount of such distribution to Holders of each Class of Notes allocable to principal, separately identifying the Group 1 Formula Principal Distribution Amount, the Group 2 Formula Principal Distribution Amount, and the amount, if any, by which the Class A, Class M-1, Class M-2, and Class B-1 and Class B-2 Principal Distribution Amounts, respectively, exceed the respective Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Formula Principal Distribution Amounts;

          (iv) the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the amount, if any, of the Guaranty Payment on such Payment Date;

          (vi) the amount of the Monthly Servicing Fee with respect to the immediately preceding Due Period;

          (vii) the Certificate Distribution Amount;

          (vii) the Pool Scheduled Principal Balance for such Payment Date;

          (viii) the Note Pool Factor for each Class after giving effect to the distribution of principal on such Payment Date;

          (ix) the number and aggregate principal balances of Loans delinquent
     (a) 30-59 days, (b) 60-89 days, and (c) 90 or more days;

          (x) the number and aggregate Scheduled Principal Balance of Loans that became Defaulted Loans during the immediately preceding Due Period;

                                       6-6

          (xi) the number and aggregate Scheduled Principal Balance of Defaulted Loans as of the last day of the immediately preceding Due Period;

          (xii) the number and aggregate Scheduled Principal Balance of Loans that became Liquidated Loans during the immediately preceding Due Period and the related Net Liquidation Losses;

          (xiii) the number and aggregate principal balance of Loans (x) in foreclosure, (y) as to which foreclosure of the related real property lien was completed during the related Due Period, exclusive of any such Loans that are Liquidated Loans and (z) foreclosed upon and in the Servicer's inventory ;

          (xiv) information relating to the satisfaction or non-satisfaction of the the Class M-1 Distribution Test, Class M-2 Distribution Test, Class B-1 Distribution Test, Class B-2 Distribution Test, Servicer Termination Test and Supplementary Principal Distribution Test; and

          (xv) the amount of any payment by the Note Insurer under the Note Insurance Policy and any reimbursement paid to the Note Insurer.

     In the case of information furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per $1,000 denomination of Note or per Note with a 1% Percentage Interest.

     (b) The Indenture Trustee shall inform any of the Noteholders, Certificateholder, Underwriter, Rating Agencies or Note Insurer inquiring by telephone of the information contained in the most recent Monthly Report.

     (c) Certificateholders may obtain copies of the statements delivered by the Owner Trustee pursuant to subsection (a) above upon written request to the Owner Trustee at the Corporate Trust Office (together with a certification that such Person is a Certificateholder and payment of any expenses associated with the distribution thereof). Noteholders may obtain copies of the statements delivered by the Indenture Trustee pursuant to subsection (a) above upon written request to the Indenture Trustee at its Corporate Trust Office (together with a certification that such Person is a Noteholder and payment of any expenses associated with the distribution thereof).

     SECTION 6.08. Claims Upon Policy.

     (a) If, any Monthly Report delivered to the Indenture Trustee pursuant to
Section 5.14 discloses a Shortfall, the Indenture Trustee shall, promptly on the Business Day it receives the Monthly Report, give notice to the Note Insurer of the amount of the Shortfall. In the event that a payment becomes due pursuant to the terms of the Note Insurance Policy, the Indenture Trustee shall submit a Notice (in the form attached to such Note Insurance Policy) in accordance with the terms of the Note Insurance Policy.

                                       6-7

     (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Holders of the Class A Notes and the Note Insurer (the "Policy Payments Account") over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Note Insurance Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Holders of the Class A Notes of the Scheduled Payments for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Indenture Trustee or the Trust. Amounts paid under the Note Insurance Policy shall be transferred to the Note Distribution Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Holders of the Class A Notes in accordance with Section 8.02(c) of the Indenture. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Register and in the statement to be furnished to Class A Noteholders pursuant to Section 6.07. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

     On any Payment Date with respect to which a claim has been made under the
Note Insurance Policy, the amount of funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policy, to the extent required to make the Scheduled Payments on such Payment Date, shall be withdrawn from the Policy Payments Account and deposited in the Note Distribution Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Note Distribution Account, directly to the payment in full of the Scheduled Payments due on the Class A Notes. Funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Holders of the Class A Notes and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Indenture Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of such Business Day.

     (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

     (d) The Indenture Trustee shall promptly notify the Note Insurer and the Fiscal Agent (as defined in the Note Insurance Policy) of any proceeding or the institution of any action, of which an authorized officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder of a Class A Note by its purchase of such Note, the Servicer and the Indenture Trustee hereby agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference

                                       6-8

Claim, including without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and each Holder of a Class A Note in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     (e) The Indenture Trustee shall, at the time it provides notice to the Note Insurer, notify, by mail to the Class A Noteholders that, in the event the any such Noteholder's scheduled payment is avoided as a preferential transfer, such Noteholder will be entitled to payment pursuant to the terms of the Note Insurance Policy, a copy of which shall be made available through the Indenture Trustee, or the Fiscal Agent, if any, and the Indenture Trustee shall furnish to the Note Insurer or its Fiscal Agent, if any, its records evidencing the payments of principal of and interest on the Class A Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Class A Noteholders, and the dates on which such payments were made.

     (f) The Indenture Trustee shall, upon retirement of the Class A Notes, furnish to the Note Insurer a notice of such retirement, and, upon the retirement of the Class A Notes and the expiration of the term of the Note Insurance Policy, surrender the Note Insurance Policy to the Note Insurer for cancellation.

     SECTION 6.09. Effect of Payments by the Note Insurer; Subrogation.

     Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Notes which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of such Notes from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes within the meaning of Section 6.06. The Servicer and the Owner Trustee acknowledge, and each Holder by its acceptance of a Class A Note agrees, that without the need for any further action on the part of the Note Insurer, the Seller, the Servicer, the Indenture Trustee or the Paying Agent (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Notes to the Holder of such Class A Notes, the Note Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from the Trust and (b) the
Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     The Indenture Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Class A Noteholders as otherwise set forth therein.

                                       6-9

     SECTION 6.10. Notices to the Note Insurer.

     All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Noteholders shall also be sent to the Note Insurer.

     SECTION 6.11. Rights of the Note Insurer To Exercise Rights of Noteholders.

     By accepting its Note, each Class A Noteholder agrees that unless a Note Insurer Default exists and until payment in full of the Class A Notes and all amounts owing to the Note Insurer under the Insurance Agreement, the Note Insurer shall have the right to exercise all rights of the Class A Noteholders as specified under this Agreement without any further consent of the Class A Noteholders.

     SECTION 6.12. Withdrawals From Undelivered Loan Account. Amounts on deposit in the Undelivered Loan Account shall be withdrawn by the Indenture Trustee as follows:

          (a) If the Company delivers the related Loan for an Undelivered Loan to the Indenture Trustee on or before July 15, 1999, the Indenture Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Loan and pay such amount to or upon the order of the Company.

          (b) The Company shall give the Indenture Trustee telephonic notice of its intended delivery of such Loans. The Indenture Trustee will use reasonable efforts to process the Loans and remit any amount payable for them to the Company in a timely manner.

          (c) On July 30, 1999, the Indenture Trustee shall deposit into the Collection Account any amounts remaining in the Undelivered Loan Account. Any amount so deposited shall constitute the payment of the Repurchase Price for the related Undelivered Loan(s).

                                       6-10

                                   ARTICLE VII

                                SERVICE TRANSFER

     SECTION 7.01. Servicer Termination Event.

     (a) Subject to Section 7.09, the Note Insurer or the Indenture Trustee (with the prior written consent of the Note Insurer, or, except in the case of item (vi) below, the Noteholders, with the consent of the Note Insurer, may remove the Servicer (such removal being herein called a "Service Transfer") upon the occurrence of any of the following events (each a "Servicer Termination Event"):

          (i) The Servicer shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (B) admit in writing its inability to pay its debts generally as they become due, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (F) take corporate action for the purpose of effecting any of the foregoing; or

          (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

          (iii) The Servicer shall fail to perform any one or more of its material obligations hereunder and shall continue in default thereof for a period of thirty (30) days (one (1) Business Day in the case of a delay in making a payment required of the Servicer under this Agreement), or the Servicer shall fail to deliver the Monthly Report on any Determination Date, after the earlier of (A) actual knowledge of an officer of the Servicer or (B) receipt of notice from the Indenture Trustee or the Note Insurer of said failure; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

                                       7-1

          (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 5.21 which materially and adversely affects the interests of the Noteholders or the Note Insurer for a period of sixty (60) days after the earlier of the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

          (v) The merger, consolidation or other combination of the Servicer with or into any other entity, unless (A) the Servicer or an Affiliate of the Servicer is the surviving entity of such combination or (B) the surviving entity (I) is servicing at least $[300,000,000] of home equity loans that are similar to the Loans, (II) has equity of not less than $[10,000,000] (as determined in accordance with generally acceptable accounting principles), (III) is consented to by the Note Insurer (such consent not to be unreasonably withheld) and (IV) agrees to assume the Servicer's obligations thereunder; or

          (vi) The failure of the Servicer (except the Indenture Trustee in its capacity as successor Servicer) to satisfy the Servicer Termination Test, or the occurrence of an Event of Default under the Insurance Agreement.

     (b) Upon the occurrence of a Servicer Termination Event, the Servicer shall act as servicer under this Agreement, subject to the right of removal set forth in subsection (a) hereof, for an initial period commencing on the date on which such Servicer Termination Event occurred and ending on the last day of the calendar quarter in which such Servicer Termination Event occurred, which period may be extended by the Note Insurer in its sole discretion for a succeeding quarterly period on December 31, March 31, June 30 and September 30 of each year as provided below (each such quarterly period for which the Servicer shall be designated to act as servicer hereunder, a "Term of Service"); provided that nothing in this Section 7.01(a) shall prohibit the Note Insurer or the Indenture Trustee from removing the Servicer pursuant to Section 7.01(a). Notwithstanding the foregoing, the Note Insurer may, in its sole discretion, extend the period for which the Servicer is to act as such for a period in excess of one quarter (provided such extension shall be an additional one or more quarters), but any such extension shall be revocable at any time by the Note Insurer upon written notice delivered to the Indenture Trustee and the Servicer at least fifteen days prior to the expiration of the related quarterly period.

     (c) The Servicer agrees to use its best efforts to inform the Indenture Trustee of any materially adverse information regarding the Servicer's servicing activities that comes to the attention of the Note Insurer from time to time.

     (d) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel acceptable to the

                                       7-2

Indenture Trustee and the Note Insurer at the expense of the Servicer to such effect which shall be delivered to the Indenture Trustee and the Note Insurer.

     (e) Notwithstanding any other provision in this Agreement, no removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

     (f) Upon removal or resignation of the Servicer, or expiration of its Term of Service without renewal, the Servicer at its own expense also shall promptly deliver or cause to be delivered to a successor servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

     (g) Any collections then being held by the Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer.

     (h) Upon removal or resignation of the Servicer, or expiration of its Term of Service without renewal, the Indenture Trustee shall, at the direction of the
Note Insurer, and may, if a Note Insurer Default exists and is continuing or the
Note Insurer's rights have been terminated as described in Section 11.21(b) of the Indenture, (i) solicit bids for a successor servicer as described below or
(ii) appoint the Backup Servicer (or such other Person as may be designated by the Note Insurer) as Servicer. If the Indenture Trustee solicits bids for a successor Servicer, the Indenture Trustee agrees to act as Backup Servicer during the solicitation process and shall assume all duties of the Servicer (except as otherwise provided in this Agreement). The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or Freddie Mac for first and second lien home equity loans and having equity of not less than $15,000,000 (or such lower level as may be acceptable to the Note Insurer), as determined in accordance with generally accepted accounting principles and acceptable to the Note Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer (other than the Indenture Trustee in its capacity as successor Servicer) so appointed shall be the Monthly Servicing Fee, provided, however, that if the Indenture Trustee becomes the successor Servicer it shall receive as its compensation the same compensation paid to the Servicer immediately prior to the Servicer's removal or resignation.

     (i) In the event the Indenture Trustee solicits bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to servicing compensation in accordance with clause (h) above, together with the other servicing

                                       7-3
compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 5.08. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party approved by the Note Insurer submitting the highest satisfactory bid as to the price it will pay to obtain servicing. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Indenture Trustee or the Trust from the Servicer shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

     (j) The Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification to all Obligors of the transfer of servicing. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received with respect to the Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer. If the Servicer resigns or is replaced hereunder, or its term of service expires without renewal, the Servicer agrees to reimburse the Trust, the Noteholders and the
Note Insurer for the costs and expenses associated with the transfer of servicing to the replacement Servicer.

     (k) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall at the expense of the previous Servicer immediately record all assignments of Loans not previously recorded in the name of the Indenture Trustee or as directed by the Note Insurer.

     SECTION 7.02. [RESERVED]

     SECTION 7.03. [RESERVED]

     SECTION 7.04. Notification to Securityholders.

     (a) Promptly following the occurrence of any Servicer Termination Event, the Servicer shall give written notice thereof to the Indenture Trustee, the Trust, the Note Insurer, the Rating Agencies and the Obligors, to the extent required by law.

                                       7-4

     (b) Within ten days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Owner Trustee on behalf of the Trust shall give written notice thereof to the Rating Agencies, the Note Insurer, and the Certificateholders at their respective addresses appearing on the Certificate Register and the Indenture Trustee shall give written notice thereof to Noteholders at their respective addresses appearing in the Note Register.

     (c) The Owner Trustee on behalf of the Trust shall give written notice to the Rating Agencies at least 30 days prior to the date upon which any Eligible Servicer (other than the Indenture Trustee) is to assume the responsibilities of Servicer pursuant to Section 7.01, naming such successor Servicer.

     (d) The Indenture Trustee shall give notice to the Note Insurer, the Noteholders, the Owner Trustee, the Seller, and the Rating Agencies of the occurrence of any event described in Section 7.01(a) of which the Indenture Trustee is aware.

     SECTION 7.05. Effect of Transfer.

     (a) After the Service Transfer, the Indenture Trustee or new Servicer may notify Obligors to make payments directly to the new Servicer that are due under the Loans after the effective date of the Service Transfer.

     (b) After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Loans and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

     (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Company pursuant to Article IX and Sections 3.05 and 5.22) other than those relating to the management, administration, servicing or collection of the Loans.

     SECTION 7.06. Transfer of Collection Account.

     Notwithstanding the provisions of Section 7.01, if the Collection Account shall be maintained with the Servicer and a Servicer Termination Event shall occur and be continuing, the Servicer shall, after five days' written notice from the Indenture Trustee or the Note Insurer, or in any event within ten days after the occurrence of the Servicer Termination Event, establish an Eligible Account with an institution other than the Servicer and promptly transfer all funds in the Collection Account to such new account, which shall thereafter be deemed the Collection Account for the purposes hereof.

                                       7-5

     SECTION 7.07. Limits on Liability.

     The Servicer will be liable to the Trust, the Owner Trustee, the Indenture Trustee, the Note Insurer and the Securityholders only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and will have no other obligations or liabilities hereunder. Neither the Servicer nor any of its directors, officers, employees or agents will have any liability to the Trust, the Owner Trustee, the Indenture Trustee or the Securityholders (except as explicitly provided in this Agreement) for any action taken, or for refraining from taking any action, pursuant to this Agreement, other than any liability that would otherwise be imposed by reason of the Servicer's breach of this Agreement or willful misfeasance, bad faith or negligence (including errors in judgment) in the performance of its duties, or by reason of reckless disregard of obligations and duties under this Agreement or any violation of law.

     SECTION 7.08. Waiver of Past Defaults.

     The Note Insurer or a Note Majority of each Class may, on behalf of all Holders of Notes, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                       7-6

                                  ARTICLE VIII

                                   TERMINATION

     SECTION 8.01. Company's or Servicer's Repurchase Option.

     (a) Subject to the conditions in subsection (b) below, the Company, the
Note Insurer, or the Servicer may repurchase all of the Loans and all real property acquired in respect of any Loan remaining in the Trust at a price equal to the greatest of:

          (i) the sum of (x) 100% of the principal balance of each Loan (other than any Loan as to which title to the underlying real property has been acquired and whose fair market value is included pursuant to clause (y) below), plus (y) the fair market value of such acquired real property (as determined by the Company);

          (ii) the aggregate fair market value (as determined by the Company) of all of the assets of the Trust (but in no event more than the amount sufficient to pay all principal and interest outstanding on the Securities, plus any unpaid fees and expenses of the Indenture Trustee and the Owner Trustee); or

          (iii) the aggregate Note Principal Balance;

plus, one month's interest at the applicable Loan Interest Rate on the Scheduled Principal Balance of each Loan.

     (b) The purchase by the Company or the Servicer of all of the Loans pursuant to Section 8.01(a) shall be at the option of the Company, or the Servicer or the Note Insurer on any Payment Date, but shall be conditioned upon
(1) the Pool Scheduled Principal Balance, as of the end of the Due Period immediately preceding such Payment Date, aggregating an amount equal to or less than 10% of the Cut-off Date Pool Principal Balance, (2) the Company, the Note Insurer or the Servicer having provided the Indenture Trustee and the Owner Trustee and the Depository (if any) with at least 30 days' written notice (which may be given prior to the end of the Due Period referred to in clause (1) above), (3) the Company or the Servicer (as applicable) shall have delivered to the Indenture Trustee and the Owner Trustee an unqualified Opinion of Counsel stating that payment of the purchase price to the Securityholders will not constitute a voidable preference or fraudulent transfer under the United States Bankruptcy Code, and (4) unless the Note Insurer otherwise agrees in writing, all Reimbursement Amounts owed to the Note Insurer shall have been paid in full. In the event the notice described in the preceding sentence is given in connection with the Company's election to purchase the Loans, the Company shall deposit in the Collection Account on the related Payment Date in immediately available funds an amount equal to the above-described purchase price and the Indenture Trustee shall distribute the amounts so deposited in accordance with
Section 6.06. Upon certification to the Indenture Trustee by a Servicing Officer, following such final deposit, the Indenture Trustee shall promptly release to the Company the Loan Files for the remaining Loans, and the Indenture Trustee and Owner Trustee on behalf of the Trust shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                                       8-1

     SECTION 8.02. Liquidation of Trust Estate.

     Upon any sale of the assets of the Trust pursuant to Section 10.03 of the Indenture or Section 9.2 of the Trust Agreement, the Trust shall instruct the Indenture Trustee or the Owner Trustee, as the case may be, to deposit the proceeds from such sale after all payments and reserves therefrom have been made in the Collection Account. On the Payment Date on which such proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Payment Date, on the Payment Date immediately following such deposit), the Trust shall instruct the Indenture Trustee to distribute such funds, together with all other amounts available, in accordance with the terms of Section 6.06(a).

                                       8-2

                                   ARTICLE IX

                                   INDEMNITIES

     SECTION 9.01. Company's Indemnities.

     The Company will defend and indemnify the Trust, the Owner Trustee, the Indenture Trustee, the Note Insurer (including the paying agent and any other agents of the Owner Trustee, the Note Insurer and the Indenture Trustee), and the Securityholders against any and all costs, expenses, losses, damages, taxes, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation of any third-party claims arising out of or resulting from (i) the origination of any Loan (including but not limited to truth in lending requirements) or the servicing of such Loan prior to its transfer to the Trust (but only to the extent such cost, expense, loss, damage, tax, claim or liability is not provided for by the Company's repurchase of such Loan pursuant to Section 3.05), (ii) the use or ownership of any real property related to a Loan by the Company or the Servicer or any Affiliate of either, or (iii) the Company's or the Trust's violation of federal or state securities laws in connection with the offering and sale of the Securities. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Company under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

     SECTION 9.02. Liabilities to Obligors.

     No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trust, the Owner Trustee, Indenture Trustee, the
Note Insurer or the Securityholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Owner Trustee, Indenture Trustee, the Note Insurer and the Securityholders expressly disclaim such assumption.

     SECTION 9.03. Servicer's Indemnities.

     The Servicer shall defend and indemnify the Trust, the Owner Trustee, the Indenture Trustee (including the Paying Agent and any other agents of the Owner Trustee, the Note Insurer and the Indenture Trustee) and the Securityholders against any and all costs, expenses, losses, damages, taxes, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Loan. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 9.03 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Company of, any such Loan.

     SECTION 9.04. Operation of Indemnities.

     Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Company or the Servicer has made any

                                       9-1
indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient will repay such amounts collected to the Company or the Servicer, as the case may be, without interest.

                                       9-2

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. Servicer Not to Assign Duties or Resign; Delegation of Servicing Duties.

     The Servicer may not sell or assign its rights and duties as Servicer hereunder, except as expressly provided for herein, provided that the Servicer may pledge or assign the right to receive all or any portion of the Monthly Servicing Fee payable to it. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect addressed and delivered to the Trust, the Indenture Trustee and the Note Insurer. No such resignation shall become effective until the Indenture Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Sections 7.01.

     Notwithstanding the foregoing:

          (a) Any person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the criteria set forth in the definition of Eligible Servicer. The Servicer shall promptly notify Standard & Poor's, Moody's and the Note Insurer of any such merger to which it is a party.

          (b) The Servicer may, with the consent of the Note Insurer, delegate duties under this Agreement to any of the Servicer's Affiliates. In addition, the Servicer may at any time perform the specific duty of foreclosing real property liens through subcontractors who are in the business of servicing home improvement contracts and promissory notes or home equity loans, and may also perform other specific duties through subcontractors; provided that the Servicer gives notice to the Trust and the Indenture Trustee and each of Standard & Poor's and Moody's, and provided further that no such delegation of duties by the Servicer shall relieve the Servicer of its responsibility with respect thereto.

     SECTION 10.02. Assignment or Delegation by Company.

     Except as specifically authorized hereunder, the Company may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Note Insurer or, if a Note Insurer Event of Default exists, a Note Majority of each Class of Notes and a

                                      10-1

Certificate Majority, and any attempt to do so without such consent shall be void. It is understood that the foregoing does not prohibit the pledge or assignment by the Company of any right to payment pursuant to Article VI.

     Notwithstanding the foregoing, any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Company shall promptly notify Standard & Poor's and Moody's of any such merger to which it is a party.

     SECTION 10.03. Amendment.

     (a) This Agreement may be amended from time to time by the Company, the Servicer and the Trust, with the prior written consent of the Indenture Trustee and the Note Insurer but without the consent of any of the Securityholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, including, without limitation, to add or amend any provision as required by Standard & Poor's, Moody's, or any other nationally recognized statistical rating organization in order to improve or maintain the rating of any Class of Notes or the Certificates, provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Company, adversely affect in any material respect the interests of any Securityholder or the Note Insurer.

     (b) This Agreement may also be amended from time to time by the Company, the Servicer and the Trust with the prior written consent of the Indenture Trustee and the Note Insurer and with the consent of the Holders of Notes representing a majority of the aggregate Outstanding Amount of the Notes (which consent of any Holder of a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Notes; provided, however, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Loans or distributions required to be made on any Note or the Class A-1 Interest Rate, Class A-2 Interest Rate, Class M-1 Interest Rate, Class M-2 Interest Rate, Class B-1 Interest Rate or Class B-2 Interest Rate, (b) amend any provisions of Section 6.06 in such a manner as to affect the priority of payment of interest, principal or premium to Noteholders, or (c) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Notes then Outstanding, and provided further, that the Rating Agency Condition has been satisfied.

     (c) Concurrently with the solicitation of any consent pursuant to this
Section 10.03, the Indenture Trustee shall furnish written notification to Standard & Poor's and Moody's of

                                      10-2
such solicitation. Promptly after the execution of any amendment pursuant to this Section 10.03, the Indenture Trustee shall furnish written notification of the substance of such amendment to Standard & Poor's, Moody's and each Securityholder.

     (d) It shall not be necessary for the consent of Securityholders under this
Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

     (e) Each of the Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects its own rights, duties or immunities under this Agreement or otherwise.

     (f) In connection with any amendment pursuant to this Section, the Owner Trustee and Indenture Trustee shall be entitled to receive an unqualified Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by the Agreement.

     (g) Upon the execution of any amendment or consent pursuant to this Section 10.03, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Securityholder hereunder shall be bound thereby.

     SECTION 10.4. Notices.

     All communications and notices pursuant hereto to the Servicer, the Company, the Trust, the Owner Trustee, the Indenture Trustee, Standard & Poor's, Moody's and the Note Insurer shall be in writing and delivered (by facsimile or other means) or mailed to it at the appropriate following address:

     If to the Company or the Servicer:

                  Green Tree Financial Corporation
                  1100 Landmark Towers
                  345 St. Peter Street
                  St. Paul, Minnesota  55102-1639
                  Attention:  Chief Financial Officer
                  Telecopier Number:  (651) 293-5746

                                      10-3

     If to the Trust or Owner Trustee:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Corporate Trust Administration
                  Telecopier Number:  302-651-8882

     If to the Indenture Trustee:

                  U.S. Bank Trust National Association
                  180 East Fifth Street
                  St. Paul, Minnesota 55101
                  Attention: Corporate Trust Administration, Structured Finance Telecopier Number: (651) 244-0089

     If to Standard & Poor's:

                  Standard & Poor's Ratings Services
                  55 Water Street
                  New York, New York 10041
                  Attention:  Asset-Backed Surveillance
                  Telecopier Number:  (212) 208-8208

     If to Moody's:

                  Moody's Investors Services, Inc.
                  99 Church Street
                  New York, New York  10007
                  Attention:  Extension Mortgage Group
                  Telecopier Number:  (212) 553-4392

     If to Note Insurer:

                  Financial Security Assurance Inc.
                  350 Park Avenue
                  New York, NY 10022
                  Attention:  Surveillance Department
                  Re: Green Tree Home Improvement
                      and Home Equity Loan Trust 1999-B
                      Loan-Backed Notes
                  Confirmation:  (212) 826-0100
                  Telecopy Nos.:  (212) 339-3518,  (212) 339-3529

                                      10-4

               (in each case in which notice or other communication to the Note Insurer refers to a Servicer Termination Event, a claim on the
               Note Insurance Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Group of the Note Insurer and shall be marked on the outside "URGENT MATERIAL ENCLOSED")

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Securityholder shall be in writing and delivered or mailed at the address shown in the Note Register or the Certificate Register, as applicable.

     SECTION 10.05. Merger and Integration.

     Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 10.06. Headings.

     The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 10.07. Governing Law.

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

     SECTION 10.08. Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Green Tree Home Improvement and Home Equity Loan Trust 1999-B under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust

                                      10-5

Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Related Documents.

     SECTION 10.09. The Note Insurer.

     Any right conferred to the Note Insurer hereunder shall be suspended and shall run to the benefit of the Class A Noteholders during any period in which there exists a Note Insurer Default; provided, that the right of the Note Insurer to receive the Premium Amount shall not be suspended if such Note Insurer Default was a default other than a default under clause (a) of the definition thereof. At such time as the Notes are no longer outstanding hereunder and the Note Insurer has received all Reimbursement Amounts, the Note Insurer's rights hereunder shall terminate.

     SECTION 10.10. Third Party Rights.

     The Seller, the Issuer, the Servicer, and the Securityholders agree that the Note Insurer shall be deemed a third-party beneficiary of this Agreement as if it were a party hereto. The Seller, the Issuer, the Servicer, and the Securityholders agree that the Indenture Trustee shall be deemed a third-party beneficiary of this Agreement as if it were a party hereto.

                                      10-6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized this 30th day of June, 1999.

                                       ISSUER:

                                       GREEN TREE HOME IMPROVEMENT AND
                                       HOME EQUITY LOAN TRUST 1999-B

                                       By WILMINGTON TRUST COMPANY, not in
                                       its individual capacity but solely on
                                       behalf of the Issuer as Owner Trustee
                                       under the Trust Agreement

                                       By: /s/ Norma P. Closs
                                          ------------------------------------
                                          Name:  Norma P. Closs
                                                ------------------------------
                                          Title: Vice President
                                                ------------------------------

                                       SELLER AND SERVICER:

                                       GREEN TREE FINANCIAL CORPORATION

                                       By: /s/ Phyllis A. Knight
                                          ------------------------------------
                                          Name:  Phyllis A. Knight
                                                ------------------------------
                                          Title: Senior Vice President and
                                                --------------------------
                                                 Treasurer
                                                ----------

Acknowledged and Accepted:

U.S. BANK TRUST NATIONAL
ASSOCIATION, not in its individual
capacity but solely as Indenture Trustee

By: /s/ H. Howard
   ------------------------------------
   Name:  Howard
         ------------------------------
   Title: Vice President
         ------------------------------

By: /s/ Harry H. Halley
   ------------------------------------
   Name:  Harry H. Halley
         ------------------------------
   Title: Assistant Secretary
         ------------------------------

                                      10-7

                                    EXHIBIT A

                               FORM OF ASSIGNMENT

     In accordance with the Sale and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between Green Tree Financial Corporation (the "Company") and Green Tree Home Improvement and Home Equity Loan Trust 1999-B, the Company does hereby transfer, assign, set over and otherwise convey to the Trust all right, title and interest of the Company in (i) the home improvement contracts and promissory notes and home equity loans (collectively, the "Loans") identified in the List of Loans, a copy of which is attached hereto, including, without limitation, all related Collateral Security, all liens and security interests created thereby and any and all rights to receive payments which are due pursuant thereto from and after the Cut-off Date, but excluding any rights to receive payments which were due pursuant thereto prior to the Cut-off Date, (ii) the Errors and Omissions Protection Policy as such policy relates to the Loans,
(iii) all items contained in the Loan Files, (iv) the Trust Accounts and all funds on deposit therein from time to time and all investments and proceeds thereof (including all income thereon), and (v) all proceeds in any way derived from any of the foregoing. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Agreement.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ______ day of June, 1999.

                                       GREEN TREE FINANCIAL CORPORATION


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                    EXHIBIT B

                          FORM OF CERTIFICATE REGARDING
                              REPURCHASED CONTRACTS

                        GREEN TREE FINANCIAL CORPORATION

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

     The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Company"); he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to
Section 3.05 of the Sale and Servicing Agreement (the "Agreement"), dated as of June 30, 1999 between the Company and Green Tree Home Improvement and Home Equity Loan Trust 1999-B (the "Trust") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement):

          1. The Loans on the attached schedule are to be repurchased by the [Company] [Servicer] on the date hereof pursuant to Section [3.05] [5.22] of the Agreement.

          2. Upon deposit of the Repurchase Price for such Loans, such Loans may, pursuant to Section [3.05] [5.22] of the Agreement, be assigned by the Trust to the [Company] [Servicer].

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of June, 1999.

                                       GREEN TREE FINANCIAL CORPORATION

                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                    EXHIBIT C

                             FORM OF MONTHLY REPORT

          GREEN TREE HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST 1999-B

Payment Date: _____________

1.    Amount Available                                               __________

2.    Note Insurance Policy                                          __________

      (a)  Shortfall                                                 __________
      (b)  Insured Payment                                           __________

3.    Monthly Servicing Fee (if Green Tree is not the Servicer)
      (up to 1/12 of 0.75% of Pool Scheduled Principal Balance)      __________

4.    Premium Amount                                                 __________

Interest
--------

      Class A
      -------

5.    Class A-1 Interest Rate (7.11%)                                __________
6.    Class A-1 Interest Amount                                      __________
7.    Unpaid Class A-1 Interest Shortfall                            __________
8.    Class A-1 Interest paid                                        __________
9.    Class A-1 Interest Carryover Shortfall                         __________
10.   Class A-2 Interest Rate (7.11%)                                __________
11.   Class A-2 Interest Amount                                      __________
12.   Unpaid Class A-2 Interest Shortfall                            __________
13.   Class A-2 Interest paid                                        __________
14.   Class A-2 Interest Carryover Shortfall                         __________

         Class M-1
         ---------

15.   Interest on Class M-1 Adjusted Principal Balance

      (a)   Class M-1 Adjusted Principal Balance                     __________
      (b)   Class M-1 Interest Rate (8.38%)                          __________
      (c)   Class M-1 Interest Amount                                __________
      (d)   Unpaid Class M-1 Interest Shortfall                      __________
      (e)   Class M-1 Interest paid                                  __________
      (f)   Class M-1 Interest Carryover Shortfall                   __________

      Class M-2
      ---------

16.   Interest on Class M-2 Adjusted Principal Balance

      (a)   Class M-2 Adjusted Principal Balance                     __________
      (b)   Class M-2 Interest Rate (10.54%)                         __________
      (c)   Class M-2 Interest Amount                                __________
      (d)   Unpaid Class M-2 Interest Shortfall                      __________
      (e)   Class M-2 Interest paid                                  __________
      (f)   Class M-2 Interest Carryover Shortfall                   __________

      Class B-1
      ---------

17.   Interest on Class B-1 Adjusted Principal Balance

      (a)   Class B-1 Adjusted Principal Balance                     __________
      (b)   Class B-1 Interest Rate (13.55%)                         __________
      (c)   Class B-1 Interest Amount                                __________
      (d)   Unpaid Class B-1 Interest Shortfall                      __________
      (e)   Class B-1 Interest paid                                  __________
      (f)   Class B-1 Interest Carryover Shortfall                   __________

Principal
---------

18.   Group 1 Formula Principal Distribution Amount

      (a)   Scheduled principal                                      __________
      (b)   Principal Prepayments                                    __________
      (c)   Liquidated Loans                                         __________
      (d)   Repurchases                                              __________
      (e)   Previously undistributed (a)-(d) amounts                 __________

19.   Group 2 Formula Principal Distribution Amount                  __________

      (a)   Scheduled principal                                      __________
      (b)   Principal Prepayments                                    __________
      (c)   Liquidated Loans                                         __________
      (d)   Repurchases                                              __________
      (e)   Previously undistributed (a)-(d) amounts                 __________

      Class A Principal
      -----------------

20.   Amount Available less prior distributions                      __________

21.   Class A-1 Formula Principal Distribution Amount                __________

22.   Class A-2 Formula Principal Distribution Amount

23.   Class A Principal Distribution Amount(1)                       __________

      (a)   Class A-1 principal paid                                 __________
      (b)   Class A-2 principal paid                                 __________

24.   Class A Principal Balance (after distributions of
      principal on current Payment Date)                             __________

      (a)   Class A-1                                                __________
      (b)   Class A-2                                                __________

      Note Insurer
      ------------

25.   Reimbursement Amount to Note Insurer                           __________

26.   [Reserved]


--------
(1) If there is a Class A Principal Deficiency not covered by an Insured Payment, the remaining Amount Available pro rata to the Class A-1 Notes and the Class A-2 Notes based on their respective principal balances. Otherwise, the Class A Percentage of the Group 1 Formula Principal Distribution Amount to the Class A-1 Noteholders and the Class A Percentage of the Group 2 Formula Principal Distribution Amount to the Class A-2 Noteholders until either Class of Class A Notes has been paid in full; and thereafter to the unpaid Class of Class A Notes until paid in full, the Class A Percentage of the Formula Principal Distribution Amount.

      Class M-1 Principal
      -------------------

27.   Remaining Amount Available                                     __________

28.   Class M-1 Formula Principal Distribution Amount                __________

29.   Class M-1 Principal Distribution Amount                        __________

30.   Class M-1 Principal Balance (after distributions of
      principal on current Payment Date)                             __________

      Class M-1 Distribution Test
      ---------------------------
      (test must be satisfied on and after the Payment Date occurring in July 2003)

31.   Average Sixty-Day Delinquency Ratio Test

      (a)   Sixty-Day Delinquency Ratio for
            current Payment Date                                     __________
      (b) Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months; may not exceed 10% of the Senior Subordination
            Percentage calculated in Item 97.)

32.   Cumulative Realized Losses Test

      (a)   Cumulative Realized Losses for current Payment Date
            (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 10.0% from July 15, 2003 to
            July 14, 2004; 12.0% from July 15, 2004 to July 14,
            2005; 14.0% from July 15, 2005, to July 14, 2006 and
            15.0% thereafter)                                        __________

33.   The sum of the Class M-1 Adjusted Principal Balance, the
      Class M-2 Adjusted Principal Balance, the Class B-1
      Adjusted Principal Balance and the Class B-2 Adjusted
      Principal Balance divided by the Pool Scheduled Principal
      Balance of the preceding Payment Date (not to be less than
      53.30%)                                                        __________

34.   Supplementary Principal Distribution Test

      (a)   To be "satisfied" on any Payment Date,
            the Cumulative Realized Loss Ratio does not exceed
            8.0% for any Payment Date on or prior to June 2001,
            12.0% for any Payment Date after June 2001 but on or
            before June 2002, 17.0% for any payment date after
            June 2002 and the Current Realized Loss Ratio does
            not exceed 7.0%                                          __________

      Class M-2 Principal
      -------------------

35.   Remaining Amount Available                                     __________

36.   Class M-2 Formula Principal Distribution Amount                __________

37.   Class M-2 Principal Distribution Amount                        __________

38. Class M-2 Principal Balance (after distributions of principal on current Payment Date)

      Class M-2 Distribution Test
      ---------------------------
      (test must be satisfied on and after the Payment Date occurring in July 2003)

39.   Average Sixty-Day Delinquency Ratio Test

      (a)   Sixty-Day Delinquency Ratio for
            current Payment Date                                     __________

      (b)   Average Sixty-Day Delinquency Ratio Test (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 10% of the Senior Subordination
            Percentage calculated in Item 97)                        __________

40.   Cumulative Realized Losses Test

      (a)   Cumulative Realized Losses for current Payment Date
            (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 10.0% from July 15, 2003 to
            July 14, 2004; 12.0% from July 15, 2004 to July 14,
            2005; 14.0% from July 15, 2005, to July 14, 2006 and
            15.0% thereafter)                                        __________

41.   The sum of the Class M-2 Adjusted Principal Balance, the
      Class B-1 Adjusted Principal Balance and the Class B-2
      Adjusted Principal Balance divided by the Pool Scheduled
      Principal Balance of the preceding Payment Date (not to
      be less
      than 36.00%)                                                   __________

42.   Supplementary Principal Distribution Test

      (a)   To be "satisfied" on any Payment Date, the Cumulative
            Realized Loss Ratio does not exceed 8.0% for any
            Payment Date on or prior to June 2001, 12.0% for any
            Payment Date after June 2001 but on or before June
            2002, 17.0% for any payment date after June 2002 and
            the Current Realized Loss Ratio does not exceed 7.0%     __________

      Class B-1 Distribution Tests
      ----------------------------
      (tests must be satisfied on and after the Payment Date occurring in July 2003)

43.   Average Sixty-Day Delinquency Ratio Test

      (a)   Sixty-Day Delinquency Ratio for
            current Payment Date                                     __________
      (b)   Average Sixty-Day Delinquency Ratio Test (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 10% of the Senior Subordination
            Percentage calculated in Item 97)                        __________

44.   Cumulative Realized Losses Test

      (a)   Cumulative Realized Losses for current Payment Date
            (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 10.0% from July 15, 2003 to
            July 14, 2004; 12.0% from July 15, 2004 to July 14,
            2005; 14.0% from July 15, 2005, to July 14, 2006 and
            15.0% thereafter)                                        __________

45.   The sum of the Class B-1 Adjusted Principal Balance and the
      Class B-2 Adjusted Principal Balance divided by the Pool
      Scheduled Principal Balance of the preceding Payment Date
      (not to be less than 36.00%)                                   __________

46.   Supplementary Principal Distribution Test

      (a)   To be "satisfied" on any Payment Date,
            the Cumulative Realized Loss Ratio does not exceed
            8.0% for any Payment Date on or prior to June 2001,
            12.0% for any Payment Date after June 2001 but on or
            before June 2002, 17.0% for any payment date after
            June 2002 and the Current Realized Loss Ratio does
            not exceed 7.0%                                          __________

      Class B-1 Principal
      -------------------

47.   Amount Available less all prior
      distributions                                                  __________

48.   Class B-1 Formula Principal Distribution Amount                __________

49.   Class B-1 Principal Distribution Amount                        __________

50.   Class B-1 Principal Balance (after distributions of
      principal on current Payment Date)                             __________

      Class B-2 Distribution Test
      ---------------------------
      (test must be satisfied on and after the Payment Date occurring in July 2003)

31.   Average Sixty-Day Delinquency Ratio Test

      (a)   Sixty-Day Delinquency Ratio for
            current Payment Date                                     __________
      (b) Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months; may not exceed 10% of the Senior Subordination
            Percentage calculated in Item 97.)

32.   Cumulative Realized Losses Test

      (a)   Cumulative Realized Losses for current Payment Date
            (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 10.0% from July 15, 2003 to
            July 14, 2004; 12.0% from July 15, 2004 to July 14,
            2005; 14.0% from July 15, 2005, to July 14, 2006 and
            15.0% thereafter)                                        __________

33.   The Class B-2 Adjusted Principal Balance divided by the Pool
      Scheduled Principal Balance of the preceding Payment Date
      (not to be less than 13.10%)                                   __________

__.   Class B-2 Adjusted Principal Balance (not
      to be less than $2,000,000)                                    __________

34.   Supplementary Principal Distribution Test

      (a)   To be "satisfied" on any Payment Date, the Cumulative
            Realized Loss Ratio does not exceed 8.0% for any
            Payment Date on or prior to June 2001, 12.0% for any
            Payment Date after June 2001 but on or before June
            2002, 17.0% for any payment date after June 2002 and
            the Current Realized Loss Ratio does not exceed 7.0%     __________

52.   Cumulative Realized Losses Test

      (a)   Cumulative Realized Losses for current Payment Date
            (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 10.0% from July 15, 2003 to
            July 14, 2004; 12.0% from July 15, 2004 to July 14,
            2005; 14.0% from July 15, 2005, to July 14, 2006 and
            15.0% thereafter)                                        __________

53.   The Class B-2 Adjusted Principal Balance divided by the Pool
      Scheduled Principal Balance of the preceding Payment Date
      (not to be less than 13.10%)                                   __________

54. Class B-2 Adjusted Principal Balance (not to be less than $2,000,000)

55.   Supplementary Principal Distribution Test

      (a)   To be "satisfied" on any Payment Date, the Cumulative
            Realized Loss Ratio does not exceed 8.0% for any
            Payment Date on or prior to June 2001, 12.0% for any
            Payment Date after June 2001 but on or before June
            2002, 17.0% for any payment date after June 2002 and
            the Current Realized Loss Ratio does not exceed 7.0%     __________

      Liquidation Loss Interest; Total Distribution

      Class M-1
      ---------

56.   (a)   Amount Available less all prior distributions            __________
      (b)   Class M-1 Formula Liquidation Loss Interest
            Distribution Amount                                      __________
      (c)   Amount applied to Unpaid Class M-1 Liquidation
            Loss Interest Shortfall                                  __________
      (d)   Remaining Unpaid Class M-1 Liquidation Loss
            Interest Shortfall                                       __________

57.   Amount by which Class M-1 Formula Distribution Amount
      (lines 15(c) and (d), 28, 45(b)) exceeds Class M-1
      Distribution Amount (lines 15(e), 29, 45(c))                   __________

      Class M-2 Notes
      ---------------

58.   (a)   Amount Available less all prior
            distributions                                            __________
      (b)   Class M-2 Formula Liquidation Loss Interest
            Distribution Amount                                      __________
      (c)   Amount applied to Unpaid Class M-2 Liquidation
            Loss Interest Shortfall                                  __________
      (d)   Remaining Unpaid Class M-2 Liquidation Loss
            Interest Shortfall                                       __________

59.   Amount by which Class M-2 Formula Distribution Amount
      (lines 16(c) and (d), 32, 47(b)) exceeds Class M-2
      Distribution Amount (lines 16(e), 33, 47(c))                   __________

60.   Class B-1
      ---------

      (a)   Amount Available less all preceding distributions        __________
      (b)   Class B-1 Formula Liquidation Loss Interest
            Distribution Amount                                      __________
      (c)   Amount applied to Unpaid Class B-1 Liquidation Loss
            Interest Shortfall                                       __________
      (d)   Remaining Unpaid Class B -1 Liquidation Loss
            Interest Shortfall                                       __________

61.   Amount by which Class B-1 Formula Distribution Amount
      (lines 17(c) and (d), 42, 49(b)) exceeds Class B-1
      Distribution Amount (lines 17(e), 43, 49(c))                   __________

      Class B-2
      ---------

62.   Amount Available less all prior distributions                  __________

      Interest

63.   (a)   Class B-2 Interest Rate (11.16%)                         __________
      (b)   Class B-2 Interest Amount                                __________
      (c)   Unpaid Class B-2 Interest Shortfall                      __________
      (d)   Class B-2 interest paid                                  __________
      (e)   Class B-2 Interest Carryover Shortfall                   __________

      Principal

64.   Amount Available after prior distributions                     __________

65.   Class B-2 Formula Principal Distribution Amount                __________

66.   Class B-2 Liquidation Loss Principal Amount                    __________

67.   Guaranty Payment                                               __________

68.   Class B-2 Principal Distribution Amount                        __________

69.   Class B-2 Principal Balance
      (after distributions of principal on current Payment Date)     __________

70.   Amount by which Class B-2 Formula Distribution Amount
      (lines 52(b) and (c), 54 and 55) exceeds Class B-2
      Distribution Amount (lines 52(d) and 57))                      __________

71.   Monthly Servicing Fee
      (if Company is Servicer)                                       __________

      Class B-2 Distribution Test
      ---------------------------

72.   Average Sixty-Day Delinquency Ratio Test

      (a)   Sixty-Day Delinquency Ratio for
            current Payment Date                                     __________

      (b)   Average Sixty-Day Delinquency Ratio Test (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed [4.5]%)                           __________
                                                                     __________

      Supplementary Principal Distribution
      ------------------------------------

      Class A
      -------

73.   Supplementary Principal Distribution Amount                    __________

      (a)   Class A-1                                                __________
      (b)   Class A-1 Principal Balance (after of payment of (a))    __________
      (c)   Class A-2                                                __________
      (d)   Class A-2 Principal Balance (after payment of (c))       __________

74. Supplementary Principal Distribution Test; to be "satisfied," Cumulative Realized Loss Ratio (line 37(b)) may not exceed the following ratio:

               Payment Date                      Ratio
               ------------                      -----

               On or before June 2000             8.0%

                  After June 2000 and
                  on or before June 2001             12.0%

                  After June 2001 and
                  on or before June 2002             15.0%

                  After June 2002 and
                  on or before June 2003             18.0%

                  After June 2003                    21.0%

75.   Monthly Servicing Fee (portion, if any, in excess of
      1/12 of 0.75% of Pool Scheduled Principal Balance;
      Company or Affiliate not Servicer)                             __________

Certificate Distribution Amount

76.   Amount Available remaining after prior distributions           __________

Class A, Class M, Class B Notes

77.   Group 1 Pool Scheduled Principal Balance                       __________

78.   Group 2 Pool Scheduled Principal Balance                       __________

79.   Group 1 Pool Factor                                            __________

80.   Group 2 Pool Factor                                            __________

81.   Group 1 Note Pool Factor

      Class A-1                                                      __________
      Class A-2                                                      __________
      Class M-1                                                      __________
      Class M-2                                                      __________
      Class B-1                                                      __________
      Class B-2                                                      __________

82.   Group 2 Note Pool Factor

      Class A-1                                                      __________
      Class A-2                                                      __________
      Class M-1                                                      __________
      Class M-2                                                      __________
      Class B-1                                                      __________
      Class B-2                                                      __________

83.   Group 1 Loans delinquent by number and aggregate
      Scheduled Principal Balance:

      (a)   30 - 59 days                                             __________
      (b)   60 - 89 days                                             __________
      (c)   90 or more days                                          __________

84.   Group 2 Loans delinquent by number and aggregate
      Scheduled Principal Balance:

      (a)   30 - 59 days                                             __________
      (b)   60 - 89 days                                             __________
      (c)   90 or more days                                          __________

85.   Group 1 Defaulted Loans, by number and Scheduled
      Principal Balance:

      (a)   That became Defaulted Loans during related
            Due Period                                               __________
                                                                     __________
      (b)   As of last day of related Due Period                     __________
                                                                     __________
      (c)   That became Liquidated Loans during related
            Due Period                                               __________
                                                                     __________
            Net Liquidation Losses                                   __________

      (d)   In foreclosure                                           __________
                                                                     __________
      (e)   Foreclosure completed                                    __________
            during related Due Period                                __________

      (f)   Foreclosed upon and held by Servicer                     __________

86.   Group 2 Defaulted Loans, by number and Scheduled
      Principal Balance:

      (a)   That became Defaulted Loans during related
            Due Period                                               __________
                                                                     __________
      (b)   As of last day of related Due Period                     __________

      (c)   That became Liquidated Loans during related
            Due Period                                               __________
                                                                     __________
            Net Liquidation Losses                                   __________

      (d)   In foreclosure                                           __________
                                                                     __________
      (e)   Foreclosure completed                                    __________
            during related Due Period                                __________

      (f)   Foreclosed upon and held by Servicer                     __________
                                                                     __________
87.   Home Equity Pool Scheduled Principal Balance                   __________

88.   Home Improvement Pool Scheduled Principal Balance              __________

89.   Home Equity Pool Factor                                        __________

90.   Home Improvement Pool Factor                                   __________

91.   Home Equity Note Pool Factor

      Class A-1                                                      __________
      Class A-2                                                      __________
      Class M-1                                                      __________
      Class M-2                                                      __________
      Class B-1                                                      __________
      Class B-2                                                      __________

92.   Home Improvement Note Pool Factor

      Class A-1                                                      __________
      Class A-2                                                      __________
      Class M-1                                                      __________
      Class M-2                                                      __________
      Class B-1                                                      __________
      Class B-2                                                      __________

93.   Home Equity Loans delinquent by number and aggregate
      Scheduled Principal Balance:

      (a)   30 - 59 days                                             __________
      (b)   60 - 89 days                                             __________
      (c)   90 or more days                                          __________

94.   Home Improvement Loans delinquent by number and aggregate
      Scheduled Principal Balance:

      (a)   30 - 59 days                                             __________
      (b)   60 - 89 days                                             __________
      (c)   90 or more days                                          __________

95.   Home Equity Defaulted Loans, by number and Scheduled
      Principal Balance:

      (a)   That became Defaulted Loans during related
            Due Period                                               __________
                                                                     __________
      (b)   As of last day of related Due Period                     __________
                                                                     __________
      (c)   That became Liquidated Loans during related
            Due Period                                               __________
                                                                     __________
            Net Liquidation Losses                                   __________

      (d)   In foreclosure                                           __________
                                                                     __________
      (e)   Foreclosure completed                                    __________
            during related Due Period                                __________

      (f)   Foreclosed upon and held by Servicer                     __________
                                                                     __________
96.   Home Improvement Defaulted Loans, by number and
      Scheduled Principal Balance:

      (a)   That became Defaulted Loans during related
            Due Period                                               __________
                                                                     __________
      (b)   As of last day of related Due Period                     __________
                                                                     __________
      (c)   That became Liquidated Loans during related
            Due Period                                               __________
                                                                     __________
            Net Liquidation Losses                                   __________

      (d)   In foreclosure                                           __________
                                                                     __________
      (e)   Foreclosure completed                                    __________
            during related Due Period                                __________

      (f)   Foreclosed upon and held by Servicer                     __________

97.   Senior Subordination Percentage (as of any Payment Date)

      (a) Before the Class A Principal Balance has been reduced to zero, the sum of the Class M-1 Adjusted
            Principal Balance, the Class M-2 Adjusted Principal
            Balance, the Class B-1 Adjusted Principal Balance and the Class B-2

            Adjusted Principal Balance divided by
            the Pool Scheduled Principal Balance;

      (b)   on any Payment Date on which the Class A
            Principal Balance has been reduced to zero and the Class M-1 Principal Balance has not been reduced to zero, the sum of the Class M-2
            Adjusted Principal Balance, the Class B-1 Adjusted
            Principal Balance and the Class B-2 Adjusted
            Principal Balance divided by the Pool
            Scheduled Principal Balance;

      (c)   On any Payment Date on which the Class M-1
            Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, the sum of the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance divided by the Pool Scheduled Principal Balance; and

      (d)   On any Payment Date on which the Class M-2
            Principal Balance has been reduced to zero and the
            Class B-1 Principal Balance has not been reduced to
            zero, the Class B-2 Adjusted Principal Balance divided
            by the Pool Scheduled Principal Balance.                 __________

98.   Cumulative Realized Loss Ratio

      (a)   As of any Payment Date, Cumulative Realized Losses
            divided by the Cut-off Date Pool Principal Balance       __________

99.   Servicer Termination Test; to be "satisfied,"

      (a)   the Average Sixty-Day Delinquency Ratio may
            not exceed 7.5%,                                         __________
      (b)   the sum of the Realized Losses for the preceding
            twelve Payment Dates may not exceed 7.5% of the
            Pool Scheduled Principal Balance as of the first
            Payment Date in such 12-month period, and                __________
      (c) the Cumulative Realized Loss Ratio (line 37(b)) may not exceed the following ratio:

                    Payment Date                        Ratio
      ------------------------------------------       -------
      On or before June 2000                             8.0%
      After June 2000 and on or before June 2001        12.0%
      After June 2001 and on or before June 2002        15.0%
      After June 2002 and on or before June 2003        18.0%
      After June 2003                                   21.0%

     The amounts of principal and interest distributions set out above are expressed as a dollar amount per Note with a 1% Class Percentage Interest or per $1,000 denomination of Note or Certificate.

     Please contact __________________ of U.S. Bank Trust National Association, __________________ with any questions regarding this Statement or your Distribution.

                                    EXHIBIT D

                    FORM OF CERTIFICATE OF SERVICING OFFICER

                        GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Servicer"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 5.14 of the Sale and Servicing Agreement (the "Agreement") dated as of June 30, 1999 between the Company and Green Tree Home Improvement and Home Equity Loan Trust 1999-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Monthly Report for the period from ________ to ________ attached to this certificate is complete and accurate in accordance with the requirements of Section 5.14 of the Agreement; and

          2. As of the date hereof, no Servicer Termination Event or event that with notice or lapse of time or both would become an Servicer Termination Event has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ________ day of June, 1999.

                                       GREEN TREE FINANCIAL CORPORATION

                                       By:
                                          -----------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                -----------------------------

                                    EXHIBIT D

                    FORM OF CERTIFICATE OF SERVICING OFFICER

                        GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Servicer"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 5.14 of the Sale and Servicing Agreement (the "Agreement") dated as of June 30, 1999 between the Company and Green Tree Home Improvement and Home Equity Loan Trust 1999-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Monthly Report for the period from ________ to ________ attached to this certificate is complete and accurate in accordance with the requirements of Section 5.14 of the Agreement; and

          2. As of the date hereof, no Servicer Termination Event or event that with notice or lapse of time or both would become an Servicer Termination Event has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ________ day of June, 1999.

                                       GREEN TREE FINANCIAL CORPORATION

                                       By:
                                          -----------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
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                                       D-1